         As filed with the Securities and Exchange Commission on October 4, 2006
                                           Securities Act File No. _____________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No. [_]

                          Post-Effective Amendment No. [_]

                               ING PARTNERS, INC.
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-262-3862
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

                                   ----------

    It is proposed that this filing will become effective on November 3, 2006 pursuant to Rule 488 under the Securities Act of 1933, as amended

                                   ----------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the
                   Investment Company Act of 1940, as amended.

                 ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-262-3862

                                November 10, 2006

Dear Variable Contract Owner/Plan Participant:

          The Board of Trustees has called a Special Meeting of shareholders of ING Eagle Asset Capital Appreciation Portfolio ("Eagle Asset Capital Appreciation Portfolio"), which is scheduled for 10:00 a.m., Local time, on December 14, 2006, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

          The Board of Trustees of Eagle Asset Capital Appreciation Portfolio has reviewed and recommends the proposed reorganization ("Reorganization") of Eagle Asset Capital Appreciation Portfolio with and into ING Neuberger Berman Partners Portfolio ("Neuberger Berman Partners Portfolio") (each a "Portfolio", and collectively, the "Portfolios"). Both Portfolios are members of the mutual fund group called the "ING Funds."

          Shares of Eagle Asset Capital Appreciation Portfolio have been purchased at your direction by your insurance company ("Insurance Company") through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a "Variable Contract") or at your discretion by your qualified pension or retirement plan ("Qualified Plan"). Your Insurance Company and/or Qualified Plan, as the legal owner of that separate account, has been asked to approve the Reorganization. You, as either a participant in a Qualified Plan ("Plan Participant") or as an owner of a Variable Contract for which the Eagle Asset Capital Appreciation Portfolio serves as an investment option, are being asked by your Insurance Company and/or Qualified Plan for instructions as to how to vote the shares of the Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan. As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") and voting instructions card are being furnished to Variable Contract owners and/or Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

          If the Reorganization is approved and consummated, the separate account in which you have an interest will own shares of Neuberger Berman Partners Portfolio instead of shares of Eagle Asset Capital Appreciation Portfolio. The Reorganization would provide the separate account in which you have an interest with an opportunity to participate in a larger portfolio with similar investment objectives.

          AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

          A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.

          YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES ATTRIBUTABLE TO YOUR VARIABLE CONTRACT AND/OR QUALIFIED PLAN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND PROVIDE VOTING INSTRUCTIONS. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN DECEMBER 13, 2006.

          We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ James M. Hennessy
                                        ----------------------------------------
                                        James M. Hennessy,
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

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

                 ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-262-3862

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                OF ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
                         SCHEDULED FOR DECEMBER 14, 2006

To the Shareholders:

          NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING Eagle Asset Capital Appreciation Portfolio ("Eagle Asset Capital Appreciation Portfolio") is scheduled for December 14, 2006 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

          (1) To approve an Agreement and Plan of Reorganization by and among Eagle Asset Capital Appreciation Portfolio and ING Neuberger Berman Partners Portfolio ("Neuberger Berman Partners Portfolio"), providing for the reorganization of Eagle Asset Capital Appreciation Portfolio with and into Neuberger Berman Partners Portfolio; and

          (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

          Shareholders of record as of the close of business on October 12, 2006, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Eagle Asset Capital Appreciation Portfolio or by voting in person at the Special Meeting.

                                        By Order of the Board of Trustees


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        SECRETARY

November 10, 2006

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

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO
                           PROXY STATEMENT/PROSPECTUS

                                NOVEMBER 10, 2006

                                TABLE OF CONTENTS

INTRODUCTION                                                                   1

SUMMARY                                                                        3
   The Proposed Reorganization                                                 3
   Comparison of Investment Objectives and Principal Investment Strategies     5
   Comparison of Portfolio Characteristics                                     7
   Comparison of Portfolio Performance                                         8
   Comparison of Investment Techniques and Principal Risks of Investing
   in the Portfolios                                                          11

COMPARISON OF FEES AND EXPENSES                                               13
   Management Fees                                                            13
   Sub-Adviser Fees                                                           13
   Administration Fees                                                        13
   Distribution and Service Fees                                              14
   Expense Limitation Arrangements                                            14
   Expense Tables                                                             14
   Portfolio Expenses                                                         14
   General Information                                                        16
   Key Differences in Rights of ING Eagle Asset Capital Appreciation
   Portfolio's Shareholders and ING Neuberger Berman Partners
   Portfolio's Shareholders                                                   16

INFORMATION ABOUT THE REORGANIZATION                                          17
   The Reorganization Agreement                                               17
   Reasons for the Reorganization                                             17
   Board Considerations                                                       18
   Tax Considerations                                                         18
   Expenses of the Reorganization                                             19
   Future Allocation of Premiums                                              19

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS                                   19
   Form of Organization                                                       19
   Adviser                                                                    19
   Distributor                                                                20
   Taxes and Distributions                                                    20
   Capitalization                                                             21

GENERAL INFORMATION ABOUT THE PROXY STATEMENT                                 21
   Solicitation of Proxies                                                    21
   Voting Rights                                                              21
   Other Matters to Come Before the Special Meeting                           22
   Shareholder Proposals                                                      22

APPENDICES
   Form of Agreement and Plan of Reorganization                              A-1
   Additional Information Regarding ING Neuberger Berman Partners
   Portfolio                                                                 B-1
   Security Ownership of Certain Beneficial and Record Owners                C-1

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

                           PROXY STATEMENT/PROSPECTUS

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-262-3862

                                NOVEMBER 10, 2006

                                  INTRODUCTION

          This combined proxy statement and prospectus ("Proxy Statement/Prospectus") relates to a Special Meeting of shareholders of ING Eagle Asset Capital Appreciation Portfolio ("Eagle Asset Capital Appreciation Portfolio") to be held on December 14, 2006. As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of Eagle Asset Capital Appreciation Portfolio with and into ING Neuberger Berman Partners Portfolio ("Neuberger Berman Partners Portfolio") (each a "Portfolio" and collectively, the "Portfolios").

          Shares of Eagle Asset Capital Appreciation Portfolio are not offered directly to the public but are sold to separate accounts ("Separate Accounts") of certain participating life insurance companies ("Participating Insurance Companies") and are used to fund variable annuity and/or variable life contracts (each a "Variable Contract" and collectively, "Variable Contracts") and qualified pension and retirement plans (each a "Qualified Plan"). Participants in a Qualified Plan ("Plan Participants") or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses a Portfolio as a funding vehicle is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio's shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners. As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract holders will be referred to as "shareholders" of the Portfolios.

          Under an Agreement and Plan of Reorganization ("Reorganization Agreement"), Eagle Asset Capital Appreciation Portfolio would transfer its assets to Neuberger Berman Partners Portfolio in exchange for shares of common stock of Neuberger Berman Partners Portfolio and the assumption by Neuberger Berman Partners Portfolio of Eagle Asset Capital Appreciation Portfolio's known liabilities as of the Closing Date (as defined below). Neuberger Berman Partners Portfolio shares would then be distributed to shareholders of Eagle Asset Capital Appreciation Portfolio so that each shareholder would receive a number of full and fractional shares of Neuberger Berman Partners Portfolio equal to the aggregate value of the number of shares of Eagle Asset Capital Appreciation Portfolio held by such shareholder. As a result of the Reorganization, Eagle Asset Capital Appreciation Portfolio will distribute shares of Neuberger Berman Partners Portfolio in liquidation of Eagle Asset Capital Appreciation Portfolio on December 16, 2006, or such other date as the parties may agree ("Closing Date").

          Because you, as a shareholder of Eagle Asset Capital Appreciation Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Neuberger Berman Partners Portfolio, this Proxy Statement also serves as a Prospectus for Neuberger Berman Partners Portfolio. Neuberger Berman Partners Portfolio is a diversified, open-end management investment company, which seeks to achieve capital growth by investing in a diversified portfolio of common stocks of mid to large capitalization companies, as described more fully below.

          This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated November 10, 2006, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Service Class ("Class S") and Service 2 Class ("Class S2") Prospectuses of Eagle Asset Capital Appreciation Portfolio, each dated April 28, 2006, which are incorporated by reference; and the Class S Prospectus for Neuberger Berman Partners Portfolio, dated April 28, 2006. The SAI for each Portfolio, dated April 28, 2006, are incorporated herein by reference. Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information. The annual report for Eagle Asset Capital Appreciation Portfolio, dated December 31, 2005, and the semi-annual report for each Portfolio, dated June 30, 2006, are incorporated herein by reference. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Portfolios without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-262-3862.

          Both Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and files reports, proxy materials and other information with the SEC. You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information, at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Office of Consumer Affairs and Information, Securities and Exchange Commission, Washington, D.C. 20549.

          THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

          You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX A. Also, you should consult the Class S Prospectus, dated April 28, 2006, for more information about Neuberger Berman Partners Portfolio.

THE PROPOSED REORGANIZATION

          At a meeting held on September 21, 2006, the Board of Trustees of Eagle Asset Capital Appreciation Portfolio approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

     - the transfer of all of the assets of Eagle Asset Capital Appreciation Portfolio to Neuberger Berman Partners Portfolio in exchange for shares of common stock of Neuberger Berman Partners Portfolio;

     - the assumption by Neuberger Berman Partners Portfolio of the liabilities of Eagle Asset Capital Appreciation Portfolio known as of the Closing Date (as described below);

     - the distribution of Neuberger Berman Partners Portfolio shares to the shareholders of Eagle Asset Capital Appreciation Portfolio; and

     -    the complete liquidation of Eagle Asset Capital Appreciation
          Portfolio.

          Neuberger Berman Partners Portfolio shares would then be distributed to shareholders of Eagle Asset Capital Appreciation Portfolio so that each shareholder would receive a number of full and fractional shares of Neuberger Berman Partners Portfolio equal to the aggregate value of shares of Eagle Asset Capital Appreciation Portfolio held by such shareholder.

          As a result of the Reorganization, each owner of Class S shares of Eagle Asset Capital Appreciation Portfolio would become a shareholder of Class S of Neuberger Berman Partners Portfolio. As described more fully below, each owner of Class S2 shares of Eagle Asset Capital Appreciation Portfolio would also become a shareholder of Class S shares of Neuberger Berman Partners Portfolio. The Reorganization is expected to be effective on December 16, 2006, or such other date as the parties may agree (the "Closing Date").

          Each Class S shareholder will hold, immediately after the Closing Date, Class S shares of Neuberger Berman Partners Portfolio having an aggregate value equal to the aggregate value of the Class S shares of Eagle Asset Capital Appreciation Portfolio held by that shareholder as of the Closing Date. Each Class S2 shareholder will hold, immediately after the Closing Date, shares of Class S of Neuberger Berman Partners Portfolio having an aggregate value equal to the aggregate value of Class S2 shares of Eagle Asset Capital Appreciation Portfolio held by that shareholder as of the Closing Date. Class S2 shares will cease to exist immediately after the Closing Date.(1)

          In considering whether to approve the Reorganization, you should note that:

     - The Portfolios have similar investment objectives; Eagle Capital Asset Appreciation seeks capital appreciation as well as dividend income while Neuberger Berman Partners Portfolio seeks capital growth;

     - The Portfolios have similar investment strategies with a focus on large capitalization companies;

     - Eagle Asset Capital Appreciation Portfolio is advised by Directed Services, Inc. and sub-advised by Eagle Asset Management, Inc., while Neuberger Berman Partners Portfolio is advised by ING Life Insurance and Annuity Company and sub-advised by Neuberger Berman Management, Inc.;

     - While Eagle Asset Capital Appreciation Portfolio has a much longer track record than Neuberger Berman Partners Portfolio, which commenced operations on January 3, 2006, Eagle Asset Capital Appreciation Portfolio has underperformed its relative benchmark for the year-to-date, one-year, and three-year periods;

     - Neuberger Berman Partners Portfolio is the larger portfolio (approximately $207 million versus $175 million as of June 30, 2006);

----------
(1) Eagle Asset Capital Appreciation Portfolio also has Adviser Class and Institutional Class, both of which have no assets and will cease to exist after the Reorganization

     - While it appears that shareholders of Eagle Asset Capital Appreciation Portfolio will pay a slightly lower management fee at current asset levels [0.60% v. 0.63% (as a percentage the Portfolio's average net assets)] after becoming shareholders of Neuberger Berman Partners Portfolio, Eagle Asset Capital Appreciation Portfolio has in place a "bundled fee" arrangement, under which its adviser provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of Eagle Asset Capital Appreciation Portfolio in return for a single management fee of 0.63% on the Portfolio's average daily net assets at current asset levels; the combined advisory and administration fees for Neuberger Berman Partners Portfolio [0.60% + 0.10% (as a percentage of the Portfolio's average daily net assets)] are slightly higher than the single "bundled" management fee (0.63%) for Eagle Asset Capital Appreciation at current asset levels; and

     - The proposed Reorganization, however, will have no negative impact on the net expense paid by Class S shareholders of Eagle Asset Capital Appreciation Portfolio and is expected to result in lower net expenses for Class S2 shareholders of the Portfolio.

          The gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for Class S and Class S2 of each Portfolio (as applicable) as of June 30, 2006 are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION
                                                              CLASS S   CLASS S2
                                                              -------   --------
   Eagle Asset Capital Appreciation Portfolio                   0.89%     1.14%
   Neuberger Berman Partners Portfolio                          1.05%*     N/A

NET EXPENSES BEFORE THE REORGANIZATION (AFTER FEE WAIVER)
                                                              CLASS S   CLASS S2
                                                              -------   --------
   Eagle Asset Capital Appreciation Portfolio                   0.89%     1.04%
   Neuberger Berman Partners Portfolio                          0.92%      N/A

AFTER THE REORGANIZATION: PRO FORMA
                                                              CLASS S   CLASS S2
                                                              -------   --------
   Gross estimated expenses of Neuberger Berman Partners
   Portfolio                                                    1.02%      N/A
   Net estimated expenses of Neuberger Berman Partners
   Portfolio                                                    0.89%      N/A

----------
* Included in gross expenses is approximately 0.01% of Offering and Organizational expense. This expense is non-recurring in nature and will only continue through December 31, 2006.

          Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote. The holders of 30% of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

          AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          The following summarizes the investment objectives, principal investment strategies and management differences, if any, between Eagle Asset Capital Appreciation Portfolio and Neuberger Berman Partners Portfolio:

                         EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO             NEUBERGER BERMAN PARTNERS PORTFOLIO
                       ----------------------------------------------   ---------------------------------------------------
INVESTMENT OBJECTIVE   The Portfolio seeks capital appreciation, with   The Portfolio seeks capital growth.
                       dividend income as its secondary objective.
PRINCIPAL INVESTMENT   -    The Portfolio normally invests at least     -    Under normal market conditions, the Portfolio
STRATEGIES                  80% of its assets in equity securities of        invests mainly in the common stocks of mid- to
                            domestic and foreign issuers that meet           large-capitalization companies. Neuberger
                            quantitative standards relating to               Berman considers mid-capitalization companies
                            financial soundness and high intrinsic           to be those with total market capitalizations
                            value relative to price. The equity              within the market capitalization range of the
                            securities in which the Portfolio invests        Russell Midcap(R) Index. As of December 31,
                            include common stocks, securities                2005, the capitalization of companies
                            convertible into common stocks, options          represented by the Russell Midcap(R) Index
                            on equities and rights and warrants.             ranged between $563 million and $18.4 billion.
                                                                             Neuberger Berman considers
                       -    For the Portfolio's domestic investments,        large-capitalization companies to be those
                            Eagle Asset picks stocks from the 500            with total market capitalizations over $18.4
                            largest names in the Russell 1000(R)             billion.
                            Index (by market capitalization). It
                            focuses on securities with solid            -    In selecting investments for the Portfolio,
                            fundamentals, predictable growth and             Neuberger Berman looks for well-managed
                            reasonable valuations relative to their          companies with strong balance sheets whose
                            peers. Unpredictable businesses, high            stock prices are undervalued. The factors that
                            multiple stocks, companies with unproven         Neuberger Berman uses to identify such
                            business models and businesses without           companies may include:
                            competitive advantage(s) are typically
                            eliminated from consideration. This                   -   strong fundamentals, such as a
                            initial screening leaves a universe of                    company's financial, operational, and
                            about 150 above-average growth,                           competitive positions;
                            predictable businesses that are the focus
                            of an intense research process.                       -   relatively high operating profit
                                                                                      margins and returns; and
                       -    The portfolio management team ("Team")
                            then develops an earnings model for each              -   a sound internal earnings record.
                            company in the resulting universe with
                            each co-portfolio manager on the Team       -    Neuberger Berman also may seek other
                            responsible for stocks in his/her sector         characteristics in a company in which the
                            of expertise. The research process               Portfolio may invest, such as a strong market
                            concentrates on determining sustainable          position relative to competitors; a high level
                            long-term growth prospects. Finally, the         of stock ownership among management; and a
                            Team uses a quantitative relative                recent sharp decline in stock price that
                            valuation model to rank each stock based         appears to be the result of a short-term
                            on the five year expected growth rate and        market overreaction to negative news.
                            relative valuation, and seeks to hold
                            those stocks with the highest potential     -    The Portfolio may invest a portion of its
                            return, given the level of risk.                 assets in derivative instruments, including
                                                                             options and futures. The Portfolio may invest
                       -    The Portfolio may invest up to 25% of its        up to 20% of its assets in securities of
                            total assets in foreign issuers. The             foreign issuers. The Portfolio also may engage
                            Portfolio may write covered put and call         in borrowing and lend its securities to the
                            options and may purchase protective puts.        extent permitted under the federal securities
                            It may also purchase uncovered puts and          laws, and may engage in active and frequent
                            calls that expose up to 55% of the               trading to achieve its principal investment
                            Portfolio's total assets, and may enter          strategies.
                            into financial futures contracts and
                            options thereon and currency hedging
                            transactions.

                         EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO             NEUBERGER BERMAN PARTNERS PORTFOLIO
                       ----------------------------------------------   ---------------------------------------------------
                       -    The Portfolio may lend portfolio            -    The Portfolio may engage in frequent and
                            securities on a short-term or long-term          active trading of portfolio securities to
                            basis, up to 33 1/3 % of its total               achieve its investment objective.
                            assets.

                                                                        -    Neuberger Berman may sell securities for a
                                                                             variety of reasons, such as to secure gains,
                                                                             limit losses, or redeploy assets into
                                                                             opportunities believed to be more promising,
                                                                             among others.

                                                                        -    The Portfolio may also lend portfolio
                                                                             securities on a short-term or long-term basis,
                                                                             up to 33 1/3% of its total assets.

INVESTMENT ADVISER             Directed Services, Inc. ("DSI")            ING Life Insurance and Annuity Company ("ILIAC")

SUB-ADVISER                     Eagle Asset Management, Inc.                     Neuberger Berman Management, Inc.

PORTFOLIO MANAGER        Richard Skeppstrom, II, Robert R. Marshall,                      S. Basu Mullick
                           E. Craig Dauer and John G. Jordan, III.

          As you can see from the chart above, the investment objectives and principal investment strategies of the Portfolios are compatible. Both Portfolios invest primarily in large capitalization companies while Neuberger Berman Partners Portfolio also focuses on mid-sized companies. Both Portfolios invest in foreign securities. Eagle Asset Capital Appreciation Portfolio may invest up to 25% of its assets in foreign securities, and Neuberger Berman Partners Portfolio may invest up to 20% of its assets in foreign securities. Eagle Asset Capital Appreciation Portfolio currently invests approximately 7.33% of its assets in foreign securities and Neuberger Berman Partners Portfolio currently invests approximately 13.93% of its assets in foreign securities. In addition, both Portfolios invest in derivatives.

          Please refer to the "Comparison of Portfolio Characteristics" table on page 7 for more specific information regarding the portfolio characteristics of the Portfolios.

COMPARISON OF PORTFOLIO CHARACTERISTICS

          The following table compares certain characteristics of the Portfolios as of June 30, 2006:

                                           EAGLE ASSET CAPITAL APPRECIATION         NEUBERGER BERMAN PARTNERS
COMPOSITION OF ENTIRE PORTFOLIO                       PORTFOLIO                             PORTFOLIO
--------------------------------------   -----------------------------------   ----------------------------------
Net Assets                                       $174,567,317                             $207,181,579
Number of Holdings                                    37                                       70
Portfolio Turnover Rate(1)                            28                                       14
Top 5 Industries (as % of net assets)    Diversified Financial Svcs    10.12%  Oil & Gas                    16.46%
                                         Software                       9.36%  Home Builders                 9.64%
                                         Healthcare - Products          9.26%  Retail                        6.39%
                                         Telecommunications             7.76%  Machinery - Construction &
                                                                               Mining                        6.20%
                                         Miscellaneous Manufacturing    7.29%  Coal                          5.79%
Top 10 Holdings (as a % of net assets)   Oracle Corp.                   4.68%  TXU Corp.                     2.46%
                                         Microsoft Corp.                4.68%  Terex Corp.                   2.42%
                                         Tyco International Ltd.        4.22%  Arch Coal, Inc.               2.35%
                                         Pfizer, Inc.                   4.14%  Joy Global, Inc.              2.11%
                                         Wachovia Corp.                 3.93%  Peabody Energy Corp.          2.09%
                                         Viacom, Inc.                   3.85%  Canadian Natural Res. Ltd.    2.07%
                                         Citigroup, Inc.                3.30%  Phelps Dodge Corp.            2.05%
                                         Omnicom Group                  3.28%  UnitedHealth Group, Inc.      1.91%
                                         Coca-Cola Co.                  3.26%  Aetna, Inc.                   1.90%
                                         Johnson & Johnson              3.22%  WellPoint, Inc.               1.87%
Equity Securities (as a % of net
assets)(2)                                              97.27%                               94.60%
Average market capitalization of                   $86,307,837,677                       $34,403,110,774
companies in the Portfolio
Market capitalization range of
companies in Portfolio:
   Holdings in companies with market
   capitalizations over $10 billion
   (as a % of net assets)                               93.99%                             59.74%
   Holdings in companies with market
   capitalizations between $5 billion
   and $10 billion (as a % of net
   assets)                                               3.28%                             18.91%
   Holdings in companies with market
   capitalizations under $5 billion
   (as a % of net assets)                                 0.0%                             15.95%
   U.S. Equity Securities (as a % of
   net assets)                                          89.94%                             80.67%
   Foreign Equity Securities (as a %
   of net assets)                                        7.33%                             13.93%

----------

(1)  For the one-year period ended June 30, 2006.

(2) A Portfolio's holdings in equity securities may be greater or less than 100% of net assets due to the aggregate balance of other assets and liabilities of the Portfolio.

COMPARISON OF PORTFOLIO PERFORMANCE

          Set forth below is the performance information for each Portfolio. The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio's Class S shares from year to year and by comparing each Portfolio's performance to that of a broad measure of market performance for the same period. The bar charts show the performance of the Portfolios' Class S shares for each of the past 10 calendar years (or since inception if shorter). Class S2 shares will have different performance due to differing expenses. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare a Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses under your Qualified Plan. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIOS WILL PERFORM IN THE FUTURE.

                   EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
                     CALENDAR YEAR-BY-YEAR RETURNS (1)(2)(3)

                                     [CHART]

1996    10.62
1997    27.28
1998     1.55
1999     0.51
2000     8.77
2001    (4.43)
2002   (17.05)
2003    25.26
2004    14.88
2005     0.30

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's Class S shares' best quarterly performance was 17.34% for the 4th quarter of 1998, and the Portfolio's Class S shares' worst quarterly performance was (18.71)% for the 3rd quarter of 2002.

(3)  Class S shares commenced operations on January 3, 1995.

COMPARISON OF PORTFOLIO PERFORMANCE

                       NEUBERGER BERMAN PARTNERS PORTFOLIO
                          CALENDAR YEAR-BY-YEAR RETURNS

Since Neuberger Berman Partners Portfolio was launched on January 3, 2006, the Portfolio does not have annual returns for at least one calendar year. The Portfolio's Class S shares' year-to-date total return as of June 30, 2006 was (2.50)%. Please visit the Portfolio's website at www.ingfunds.com to obtain more performance information.

                          AVERAGE ANNUAL TOTAL RETURN*
                      (FOR THE PERIODS ENDED JUNE 30, 2006)

                                                      5 YEARS (OR               CLASS S      CLASS S2
                                                        LIFE OF                  SINCE        SINCE
                                             1 YEAR      CLASS)     10 YEARS   INCEPTION    INCEPTION
                                             ------   -----------   --------   ---------    ---------
EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
   Class S Return(1)                          4.30%       3.09%       6.11%       8.21%          --
   Class S2 Return(1)                         4.11%       9.88%         --          --           --
   Standard & Poor's 500(R) Composite
   Stock Price ("S&P500(R)") Index(2)         8.63%       2.49%       8.32%      11.14%(5)    10.89%(5)
   Russell 1000(R) Index(3)                   9.08%       3.12%       8.56%      11.34%(6)    11.65%(6)
NEUBERGER BERMAN PARTNERS PORTFOLIO
   Class S Return(1)                            --          --          --       (2.50)%        N/A
   S&P 500 Index                              8.63%       2.49%       8.32%       2.71%(7)      N/A
   Russell 1000(R) Value Index (4)           12.10%       6.90%      10.85%       6.56%(7)      N/A

----------
(1) Class S shares and Class S2 shares of Eagle Asset Capital Appreciation Portfolio commenced operations on January 3, 1995 and September 9, 2002, respectively. Class S shares of Neuberger Berman Partners Portfolio commenced operations on January 3, 2006.

(2) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.

(4) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(5) The S&P Index returns for Class S shares and Class S2 shares are for the period beginning January 1, 1995 and September 1, 2002, respectively.

(6) The Russell 1000(R) Index returns for Class S shares and Class S2 shares are for the period beginning January 1, 1995 and September 1, 2002, respectively.

(7)  The Index returns are for the period beginning January 1, 2006.

*    The index returns reflect no deduction for fees and expenses.

          Additional information regarding Neuberger Berman Partners Portfolio is included in APPENDIX B to this Proxy Statement/Prospectus. The annual shareholder report for Neuberger Berman Partners Portfolio, when available, will include a discussion by the sub-adviser regarding the performance of the Portfolio for the fiscal year ended December 31, 2006.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

          Because the Portfolios have investment objectives that are compatible, many of the risks of investing in Neuberger Berman Partners Portfolio are the same as the risks of investing in Eagle Asset Capital Appreciation Portfolio. You may lose money on your investment in either Portfolio. The value of each Portfolio's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio's shares. The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios.

          DERIVATIVES RISK. Both Portfolios are subject to derivatives risk. Each Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain its investment objective. Each Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of a Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that a sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

          EQUITY SECURITIES RISK. Both Portfolios are subject to equity securities risk. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

          FOREIGN INVESTMENT RISK. Both Portfolios are subject to foreign investment risk. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American depositary receipts, European depositary receipts, and Global depositary receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

          MANAGER RISK. Both Portfolios are subject to manager risk. A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, a Portfolio that invests principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. These shifts may alter the risk/return characteristics of a Portfolio and cause it to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

          MARKET AND COMPANY RISK. Both Portfolios are subject to market and company risk. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

          MARKET CAPITALIZATION RISK. Both Portfolios are subject to market capitalization risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Eagle Asset Capital Appreciation Portfolio invests primarily in large capitalization companies while Neuberger Berman Partners Portfolio invests primarily in mid- to large-capitalization companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

          PRICE VOLATILITY RISK. Both Portfolios are subject to price volatility risk. The value of a Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities market generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

          SECURITIES LENDING RISK. Both Portfolios are subject to securities lending risk. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

          CONVERTIBLE SECURITIES RISK. Eagle Asset Capital Appreciation Portfolio is subject to convertible securities risk. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations.

          LEVERAGING RISK. Neuberger Berman Partners Portfolio is subject to leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

          PORTFOLIO TURNOVER RISK. Neuberger Berman Partners Portfolio is subject to portfolio turnover risk. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

          VALUE INVESTING RISK. Neuberger Berman Partners Portfolio is subject to value investing risk as it may invest in "value" stocks. The sub-adviser may be wrong in its assessment of a company's value and the stocks the Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of the value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, the Portfolio's relative performance may suffer.

                         COMPARISON OF FEES AND EXPENSES

          The following discussion describes and compares the fees and expenses of the Portfolios. For further information on the fees and expenses of Neuberger Berman Partners Portfolio, see "APPENDIX B: ADDITIONAL INFORMATION REGARDING ING NEUBERGER BERMAN PARTNERS PORTFOLIO."

MANAGEMENT FEES

          Each Portfolio pays its investment adviser a management fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio's average daily net assets:

                                                              MANAGEMENT FEES
PORTFOLIO                                                 (AS A % OF NET ASSETS)
---------                                                 ----------------------
Eagle Asset Capital Appreciation Portfolio                         0.63%*
Neuberger Berman Partners Portfolio                                0.60%

          If the Reorganization is approved by shareholders, Neuberger Berman Partners Portfolio will pay a management fee of 0.60% of the Portfolio's average daily net assets.

          *Eagle Asset Capital Appreciation Portfolio has in place a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio, in return for the single management fee of 0.63% of the Portfolio's average daily net assets. For the purpose of calculating the management fee, the assets of Eagle Asset Capital Appreciation Portfolio are combined with certain ING funds. For a more detailed description on the calculation of the management fee, including the breakpoints, please see the Portfolio's SAI.

SUB-ADVISER FEES

          The investment adviser of each Portfolio pays the sub-adviser to each Portfolio a sub-advisory fee payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual sub-advisory fee paid by the investment adviser of each Portfolio to the sub-adviser as a percentage of that Portfolio's average daily net assets:

                                                             SUB-ADVISER FEES
PORTFOLIO                                                 (AS A % OF NET ASSETS)
---------                                                 ----------------------
Eagle Asset Capital Appreciation Portfolio                         0.40%
Neuberger Berman Partners Portfolio                                0.35%

          If the Reorganization is approved by shareholders, ILIAC will pay a sub-advisory fee of 0.35% of the Portfolio's average daily net assets. As a result of the slightly lower sub-advisory fee after the Reorganization, ILIAC will be able to retain more of the advisory fee. Based on the net assets in the Portfolio as of June 30, 2006, the additional retained amount is estimated to be approximately $57,400 per year, net of a shareholder service fee waiver effective through April 30, 2009, as discussed on page 8 and page 14. If net assets in the Portfolio increase, so does the benefit to ILIAC. Generally, the lower sub-advisory fee has the effect of enhancing ILIAC's profitability.

ADMINISTRATION FEES

          The Management Agreement between ING Investors Trust, on behalf of Eagle Asset Portfolio, and its investment adviser, DSI, provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio, and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. As such, there are no separate administration fees for the Portfolio.

          Neuberger Berman Partners Portfolio pays an annual administrative fee of 0.10%. If the Reorganization is approved by shareholders, Neuberger Berman Partners Portfolio will pay its current annual administration fee.

DISTRIBUTION AND SERVICE FEES

          Each Portfolio pays the distribution (12b-1) and/or service fees as described in the table entitled "Annual Portfolio Operating Expenses" on page 15.

EXPENSE LIMITATION ARRANGEMENTS

          An expense limitation agreement is currently in place for Neuberger Berman Partners Portfolio. ILIAC has entered into a written expense limitation agreement with Neuberger Berman Partners Portfolio under which it will limit expenses of Class S shares of the Portfolio to 0.92%, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The expense limit will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of the expense limitation agreement within ninety (90) days of the end of the then current term or upon termination of the investment management agreement. In connection with the Reorganization, ILIAC has agreed to further limit the net expenses of the Portfolio's Class S shares to 0.89% by implementing a waiver for shareholder service fees to be in effect through April 30, 2009. Upon expiration of this waiver, the net expense ratio of the Portfolio is expected to return to 0.92%.

There is no expense limitation agreement currently in place for Eagle Asset Capital Appreciation Portfolio.

EXPENSE TABLES

          As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contact.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              CLASS S   CLASS S2
                                                              -------   --------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                   None      None

Maximum deferred sales charge (load)(as a percentage of the
lower of original purchase price or redemption proceeds)        None      None

          Neither Eagle Asset Capital Appreciation Portfolio nor Neuberger Berman Partners Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

PORTFOLIO EXPENSES

          The current expenses of each of the Portfolios and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by Class S and Class S2 shares of the Portfolios (as applicable) for the fiscal period ended June 30, 2006. PRO FORMA fees show estimated fees of Neuberger Berman Partners Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. PRO FORMA numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely investment options made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your

Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
                         AS OF JUNE 30, 2006 (UNAUDITED)
      (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS, SHOWN AS A RATIO
                  OF EXPENSES TO AVERAGE DAILY NET ASSETS) (1)

                                                                                       TOTAL
                                                           SHAREHOLDER               PORTFOLIO         WAIVERS,
                               MANAGEMENT   DISTRIBUTION    SERVICING      OTHER     OPERATING      REIMBURSEMENT,        NET
                                  FEES       (12b-1) FEE       FEE       EXPENSES   EXPENSES(2)   AND RECOUPMENT (3)   EXPENSES
                               ----------   ------------   -----------   --------   -----------   ------------------   --------
CLASS S

Eagle Asset Capital
   Appreciation Portfolio         0.63%           --           0.25%       0.01%       0.89%             --             0.89%(5)

Neuberger Berman Partners
   Portfolio                      0.60%           --           0.25%       0.20%       1.05%          (0.13)%(3)        0.92%

Neuberger Berman Partners
   Portfolio (Surviving
   Portfolio After the
   Reorganization)
   (Estimated PRO FORMA)(7)       0.60%           --           0.25%       0.17%       1.02%          (0.13)%(4)        0.89%

CLASS S2

Eagle Asset Capital
   Appreciation Portfolio         0.63%         0.25(6)        0.25%       0.01%       1.14%          (0.10)%(3)        1.04%(5)

Neuberger Berman Partners
   Portfolio                       N/A           N/A            N/A         N/A         N/A             N/A              N/A

Neuberger Berman Partners
   Portfolio (Surviving
   Portfolio After the
   Reorganization)
   (Estimated PRO FORMA) (7)       N/A           N/A            N/A         N/A         N/A             N/A              N/A

----------
(1) The fiscal year end for each Portfolio is December 31. This table shows the estimated operating expenses for shares of Eagle Asset Capital Appreciation Portfolio and Neuberger Berman Partners Portfolio, respectively, as a ratio of expenses to average daily net assets. These ratios are based on each Portfolio's actual operating expenses as of June 30, 2006, as adjusted for contractual changes and waivers, if any.

(2) The Management Agreement between ING Investors Trust, on behalf of Eagle Asset Capital Appreciation Portfolio, and its Adviser, DSI, provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio, and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. As such, there are no separate administration fees for the Portfolio. ING Funds Services, LLC receives an annual administration fee equal to 0.10% of Neuberger Berman Partners Portfolio's average daily net assets.

(3) ILIAC has entered into a written expense limitation agreement with Neuberger Berman Partners Portfolio under which it will limit expenses of Class S shares of the Portfolio, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The expense limit will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of the expense limitation agreement within ninety (90) days of the end of the then current term or upon termination of the investment management agreement. There is no expense limitation agreement currently in place for Eagle Asset Capital Appreciation Portfolio.

(4) In connection with the Reorganization, ING Financial Advisers, LLC has contractually agreed to waive all or a portion of its shareholder services fees and/or reimburse shareholder services fees so that Class S shares' net operating expenses do not exceed 0.89% from December 16, 2006 through April 30, 2009. Upon expiration of this waiver, the net expense ratio for Class S shares is expected to return to 0.92%.

(5) A portion of the brokerage commissions that Eagle Asset Capital Appreciation Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the total "Net Operating Expenses" for the Portfolio for the period ended June 30, 2006 would have been 0.89% and 1.04% for Class S and Class S2, respectively. This arrangement may be discontinued at any time.

(6) DSI has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of Eagle Asset Capital Appreciation Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2007. There is no guarantee that this waiver will continue after this date.

(7) Class S2 shares of Eagle Asset Capital Appreciation Portfolio will convert to Class S shares of Neuberger Berman Partners Portfolio in the Reorganization.

          EXAMPLES. The following Examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

              EAGLE ASSET CAPITAL APPRECIATION
                          PORTFOLIO                 NEUBERGER BERMAN PARTNERS PORTFOLIO
           -------------------------------------   -------------------------------------
           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
           ------   -------   -------   --------   ------   -------   -------   --------
CLASS S     $ 91      $284      $493     $1,096     $ 94      $321      $567     $1,271
CLASS S2    $106      $352      $618     $1,377      N/A       N/A       N/A        N/A

                   ESTIMATED PRO FORMA:
                 THE PORTFOLIOS COMBINED
          -------------------------------------
          1 YEAR   3 YEARS   5 YEARS   10 YEARS
          ------   -------   -------   --------
CLASS S     $91      $284      $523     $1,210

GENERAL INFORMATION

          Following the Reorganization, certain holdings of Eagle Asset Capital Appreciation Portfolio that are transferred to Neuberger Berman Partners Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Neuberger Berman Partners Portfolio, and the realization of taxable gains or losses for Neuberger Berman Partners Portfolio.

KEY DIFFERENCES IN RIGHTS OF ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO'S SHAREHOLDERS AND ING NEUBERGER BERMAN PARTNERS PORTFOLIO'S SHAREHOLDERS

Eagle Asset Capital Appreciation Portfolio is organized as a separate series of ING Investors Trust ("IIT"), a Massachusetts business trust, and is governed by its Declaration of Trust and Bylaws. Neuberger Berman Partners Portfolio is organized as a separate series of ING Partners, Inc. ("IPI"), a Maryland corporation and is governed by its Articles of Incorporation and Bylaws. Key differences under Eagle Asset Capital Appreciation Portfolio's Declaration of Trust/Bylaws and Neuberger Berman Partners Portfolio's Articles of Incorporation/Bylaws are presented below.

          EAGLE ASSET CAPITAL                        NEUBERGER BERMAN
         APPRECIATION PORTFOLIO                     PARTNERS PORTFOLIO
---------------------------------------   --------------------------------------
Trustees have the power to amend the      Shareholders have the power to elect
Declaration of Trust, subject to          and remove Directors. Any or all of
certain conditions, so long as such       the Directors may be removed by the
amendment does not materially adversely   shareholders, who may elect a
affect the rights of any shareholders     successor or successors to fill any
and is not in contravention of            resulting vacancy or vacancies for the
applicable law. Trustees may also amend   unexpired term.
the Declaration of Trust if they deem
it necessary to conform the Declaration   The Corporation reserves the right
of Trust to applicable federal and        from time to time to make any
state laws, to change the name of the     amendment to the Articles of
Trust, or to supply any omission or to    Incorporation, except that no action
cure any ambiguous, defective or          affecting the validity or
inconsistent provisions. No amendment     accessibility of such shares shall be
to the Declaration of Trust shall         taken without the unanimous approval
repeal the prohibition of assessment      of the outstanding shares affected
upon the shareholders without the         thereby. The Board of Directors has
express                                   the power to amend By-laws.

          EAGLE ASSET CAPITAL                        NEUBERGER BERMAN
         APPRECIATION PORTFOLIO                     PARTNERS PORTFOLIO
---------------------------------------   --------------------------------------
consent of each shareholder involved.

The shareholders shall have the power
to vote with respect to the election
and removal of Trustees, investment
advisory contract, merger,
consolidation or sale of assets.

The Trustees have the power to amend
Bylaws.

          Because Eagle Asset Capital Appreciation Portfolio is organized as a series of a Massachusetts business trust and Neuberger Berman Partners Portfolio is organized as a series of a Maryland corporation, some differences between the rights of shareholders of the Portfolios do exist. Under Maryland law, shareholders of Neuberger Berman Partners Portfolio have no personal liability for the Portfolio's acts or obligations. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, Eagle Asset Capital Appreciation Portfolio's Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio. As such, shareholders have no personal liability for the Portfolio's acts or obligations.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

          The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX A.

          The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Eagle Asset Capital Appreciation Portfolio in exchange for shares of common stock of Neuberger Berman Partners Portfolio and the assumption by Neuberger Berman Partners Portfolio of Eagle Asset Capital Appreciation Portfolio's known liabilities, as set forth in that Portfolio's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Neuberger Berman Partners Portfolio to shareholders of Eagle Asset Capital Appreciation Portfolio, as provided for in the Reorganization Agreement. Eagle Asset Capital Appreciation Portfolio will then be liquidated.

          Each Class S shareholder of Eagle Asset Capital Appreciation Portfolio will hold, immediately after the Closing Date, shares of Class S of Neuberger Berman Partners Portfolio having an aggregate value equal to the aggregate value of Class S shares of Eagle Asset Capital Appreciation Portfolio held by that shareholder as of the Closing Date. Each Class S2 shareholder of Eagle Asset Capital Appreciation Portfolio will hold, immediately after the Closing Date, shares of Class S of Neuberger Berman Partners Portfolio having an aggregate value equal to the aggregate value of Class S2 shares of Eagle Asset Capital Appreciation Portfolio held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of Neuberger Berman Partners Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

          Until the Closing Date, shareholders of Eagle Asset Capital Appreciation Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by Neuberger Berman Partners Portfolio for the redemption of its shares.

          The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Eagle Asset Capital Appreciation Portfolio. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

          The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating potential inefficiencies and potential confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Portfolio shareholders by resulting in surviving portfolios with a greater asset base. This is expected to provide greater investment opportunities for the surviving portfolios and the potential to take larger portfolio positions.

          The proposed Reorganization was presented for consideration to the Boards of Trustees/Directors of the Portfolios at a meeting held on September 21, 2006. The Trustees/Directors of the Portfolios, including all of the Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolios, determined that the interests of the shareholders of either Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Portfolios and their shareholders.

          The Reorganization will allow Eagle Asset Capital Appreciation Portfolio's shareholders to continue to participate in a professionally-managed portfolio that seeks to achieve growth of capital through investment in equity securities. Additionally, the proposed Reorganization will have no negative impact on the net expense paid by Class S shareholders of Eagle Asset Capital Appreciation Portfolio and is expected to result in lower net expense for Class S2 shareholders of the Portfolio.

BOARD CONSIDERATIONS

          The Board of Trustees of Eagle Asset Capital Appreciation Portfolio, in recommending the proposed transaction, considered a number of factors, including the following:

     - the plans of management to reduce overlap in funds in the ING Fund complex;

     -    the potential benefits of the transaction to shareholders;

     - expense ratios and information regarding fees and expenses of the Portfolios, including that a new shareholder service fee waiver will be implemented with respect to Class S shares of Neuberger Berman Partners Portfolio in connection with the Reorganization;

     -    the relative size of the Portfolios;

     - the performance of the Portfolios, including that Eagle Asset Capital Appreciation Portfolio has underperformed its relative benchmark over the year-to-date, one-year and three-year periods;

     - that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios (i.e., the separate accounts) or the interests of Variable Contract Owners or Plan Participants;

     - the similarities and differences between investment objectives and strategies of Neuberger Berman Partners Portfolio and those of Eagle Asset Capital Appreciation Portfolio;

     - the availability of a suitable class of shares in Neuberger Berman Partners Portfolio for all shareholders of Eagle Asset Capital Appreciation Portfolio;

     - all fees and expenses in connection with the Reorganization will be borne by ING Investments, LLC (or its affiliate);

     - the terms and conditions of the Reorganization Agreement, which might affect the price of the outstanding shares of either Portfolio;

     -    any benefits that may be realized by each investment adviser; and

     - the tax consequences of the Reorganization to Eagle Asset Capital Appreciation Portfolio and its shareholders, including the tax-free nature of the transaction.

          THE TRUSTEES OF EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH NEUBERGER BERMAN PARTNERS PORTFOLIO.

TAX CONSIDERATIONS

          The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Eagle Asset Capital Appreciation Portfolio nor its shareholders, nor Neuberger Berman Partners Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the

Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

EXPENSES OF THE REORGANIZATION

          The expenses relating to the proposed Reorganization will be borne by ING Investments, LLC (or its affiliate). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

FUTURE ALLOCATION OF PREMIUMS

          Shares of Eagle Asset Capital Appreciation Portfolio have been purchased at the direction of Variable Contract owners by Participating Life Insurance Companies through separate accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to the Eagle Asset Capital Appreciation Portfolio will be allocated to the Neuberger Berman Partners Portfolio.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

FORM OF ORGANIZATION

          Eagle Asset Capital Appreciation Portfolio is a diversified series of IIT, an open-end management investment company organized as a Massachusetts business trust. IIT is governed by a Board of Trustees consisting of eleven members. For more information on the history of IIT, see the SAI of Eagle Asset Capital Appreciation Portfolio.

          Neuberger Berman Partners Portfolio is a diversified series of IPI, an open-end management investment company organized as a Maryland corporation. IPI is governed by a Board of Directors consisting of eleven members. For more information on the history of IPI, see the SAI of Neuberger Berman Partners Portfolio.

ADVISERS

          ILIAC, a Connecticut corporation, is the adviser to Neuberger Berman Partners Portfolio. As of June 30, 2006, ILIAC managed approximately $12.4 billion in assets. ILIAC is registered with the SEC as an investment adviser. ILIAC's principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

          DSI, a New York Corporation, is the adviser to Eagle Asset Capital Appreciation Portfolio. DSI is registered with the SEC as an investment adviser and registered with the NASD as a broker-dealer. As of June 30, 2006, DSI managed approximately $24.5 billion in registered investment company assets. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

          DSI and ILIAC have overall responsibility for the management of Eagle Asset Capital Appreciation Portfolio and Neuberger Berman Partners Portfolio, respectively. DSI and ILIAC each provides or oversees all investment advisory and portfolio management services for, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of their respective Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

          ILIAC and DSI are each a wholly-owned subsidiary of Lion Connecticut Holdings, Inc., which is an indirect, wholly-owned subsidiaries of ING Groep, N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

          ILIAC has engaged a sub-adviser to provide the day-to-day management of Neuberger Berman Partners Portfolio. ILIAC is responsible for monitoring the investment programs and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ILIAC or Neuberger Berman Partners Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ILIAC may assume day-to-day investment management of Neuberger Berman Partners Portfolio.

          DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for Eagle Asset Capital Appreciation Portfolio. In this capacity, DSI oversees Eagle Asset Capital Appreciation Portfolio's day-to-day operations and investment activities. DSI delegates to Eagle Asset Management, Inc., which serves as the sub-adviser to Eagle Asset Capital Appreciation Portfolio, the responsibility for investment management, subject to the oversight of DSI. DSI monitors the investment activities of the sub-adviser. On May 24, 2002, IIT on behalf of its series, and DSI received exemptive relief from the SEC permitting DSI and IIT, with the approval of the Board, to replace a non-affiliate sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without shareholder approval for the Portfolio. IIT will notify shareholders of any change in the identity of a sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

          For information regarding the basis for the Boards' approval of investment advisory and investment sub-advisory relationships, please refer to Eagle Asset Capital Appreciation Portfolio's annual shareholder report, dated December 31, 2005, and Neuberger Berman Partners Portfolio's semi-annual shareholder report, dated June 30, 2006. ILIAC and DSI both have full investment discretion and ultimate authority to make all determinations with respect to the investment of their respective Portfolio's assets and the purchase and sale of portfolio securities.

DISTRIBUTOR

          ING Financial Advisers, LLC is the principal underwriter and distributor of Neuberger Berman Partners Portfolio. It is located at 151 Farmington Avenue, Hartford, Connecticut 06156 and is a member of the NASD.

          DSI is the principal underwriter and distributor of Eagle Asset Capital Appreciation Portfolio. It is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 and is a member of the NASD.

          To obtain information about NASD member firms and their associated persons, you may contact the NASD at www.nasd.com or the NASD BrokerCheck Hotline at 1-800-289-9999. An investment brochure describing the Public Disclosure Program is available from the NASD.

TAXES AND DISTRIBUTIONS

          Each Portfolio distributes to its insurance company separate accounts substantially all its net investment income and net capital gains, if any, each year. Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-chapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

          Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contacts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts.

          The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to each Portfolio's SAI for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

          If the Reorganization Agreement is approved by Eagle Asset Capital Appreciation Portfolio's shareholders, then as soon as practicable before the Closing Date, Eagle Asset Capital Appreciation Portfolio will pay the Insurance Company Separate Accounts investing in the Portfolio a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

          The following table shows on the capitalization of each of the Portfolios as of June 30, 2006, and on a PRO FORMA basis as of June 30, 2006 giving effect to the Reorganization:

                                              NET ASSET VALUE      SHARES
                                NET ASSETS       PER SHARE       OUTSTANDING
                               ------------   ---------------   ------------
EAGLE ASSET CAPITAL
APPRECIATION
Class S                        $171,653,514        $18.49        9,283,002
Class S2                       $  2,913,803        $18.41          158,264
NEUBERGER BERMAN PARTNERS
Class S                        $  3,696,540        $ 9.75          379,177
PRO FORMA - NEUBERGER BERMAN
PARTNERS PORTFOLIO INCLUDING
EAGLE ASSET CAPITAL
APPRECIATION PORTFOLIO
Class S                        $178,263,857        $ 9.75       18,283,517(1)

----------
(1) Reflects adjustment of 8,621,338 shares for Class S for new shares issued, net of retired shares of Eagle Asset Capital Appreciation Portfolio (Calculation: Net Assets/NAV per share).

                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

          Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about November 10, 2006. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

          If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Shareholder Services toll-free at 1-800-262-3862.

          A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Eagle Asset Capital Appreciation Portfolio, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Eagle Asset Capital Appreciation Portfolio that may be presented at the Special Meeting.

VOTING RIGHTS

          The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owner of the shares of the Portfolios. The Participating Insurance Companies and Qualified Plans will vote each Portfolio's shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.

          Each shareholder of Eagle Asset Capital Appreciation Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

          Only shareholders of Eagle Asset Capital Appreciation Portfolio as of the close of business on October 12, 2006 (the "Record Date") will be entitled to be present and give voting instructions for Eagle Asset Capital Appreciation Portfolio at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date,

__________ shares of Eagle Asset Capital Appreciation Portfolio were outstanding and entitled to vote. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on December 13, 2006.

          Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote. The holders of 30% of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

          To the knowledge of ILIAC and DSI, as of October 12, 2006, no current Director/Trustee owned 1% or more of the outstanding shares of either Portfolio, and the officers and Directors owned, as a group, less than 1% of the shares of either Portfolio.

          APPENDIX C hereto lists the persons that, as of October 12, 2006, owned beneficially or of record 5% or more of the outstanding shares of any class of Eagle Asset Capital Appreciation Portfolio or Neuberger Berman Partners Portfolio.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

          Eagle Asset Capital Appreciation Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

          Eagle Asset Capital Appreciation Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Eagle Asset Capital Appreciation Portfolio's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

          In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.,
                                        SECRETARY

November 10, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 21st day of September, 2006, by and between ING Partners, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Company"), on behalf of its series, ING Neuberger Berman Partners Portfolio (the "Acquiring Portfolio"), and ING Investors Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Trust"), on behalf of its series, ING Eagle Asset Capital Appreciation Portfolio (the "Acquired Portfolio").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for the Service Class ("Class S") voting shares of common stock of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type, and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

          WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

          WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

          1.1. Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2;
(ii) to deliver to the Acquired Portfolio the number of full and fractional Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets with respect to Service 2 Class ("Class S2") shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of Class S, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

          1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

          1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume the liabilities of the Acquired Portfolio set forth in the Acquired Portfolio's Statement of Assets and Liabilities as of the Closing Date delivered by the Trust, on behalf of the Acquired Portfolio, to the Company, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

          1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio's shareholders of record with respect to Class S shares, determined as of immediately after the close of business on the Closing Date, on a PRO RATA basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; (ii) distribute to the Acquired Portfolio's shareholders of record with respect to Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a PRO RATA basis within that class, the Acquiring Portfolio Shares of Class S received by the Acquired Portfolio pursuant to paragraph 1.1; and (iii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio's shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of Class S and Class S2 Acquired Portfolio's shareholders, determined as of immediately after the close of business on the Closing Date, ("Acquired Portfolio Shareholders"). The aggregate net asset value of Class S Acquiring Portfolio Shares to be so credited to Class S Acquired Portfolio Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date. The aggregate net asset value of Class S Acquiring Portfolio Shares to be so credited to Class S2 Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares of Class S2 owned by such shareholders on the Closing Date. All issued and outstanding Class S Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class S shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3. All issued and outstanding Class S2 Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class S2 shares of the Acquired Portfolio will represent a number of Class S Acquiring Portfolio shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Class S Acquiring Portfolio Shares in connection with such exchange.

          1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent, as defined in paragraph 3.3.

          1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.   VALUATION

          2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio's Board of Directors.

          2.2. The net asset value of a Class S Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio's Board of Directors.

          2.3. The number of the Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's Class S assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class S shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same Class, determined in accordance with paragraph 2.2. The number of Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's Class S2 assets shall be determined with respect to Class S2 by dividing the value of the net assets with respect to the Class S2 shares of the Acquired Portfolio determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class S Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

          2.4. All computations of value shall be made by the Acquired Portfolio's designated record keeping agent and shall be subject to review by Acquiring Portfolio's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

          3.1. The Closing Date shall be December 16, 2006 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

          3.2. The Acquired Portfolio shall direct The Bank of New York as custodian for the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Portfolio's Assets are deposited, the Acquired Portfolio's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

          3.3. The Acquired Portfolio shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class S and Class S2 shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

          3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted; or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

          4.1. Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Portfolio, represents and warrants to the Company as follows:

               (a) The Acquired Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

               (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

               (d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

               (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

               (g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

               (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2005 have been audited by KPMG LLP, independent registered public accountants, and are in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

               (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

               (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

               (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

               (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

               (p) The proxy statement of the Acquired Portfolio (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

          4.2. Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Trust as follows:

               (a) The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

               (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

               (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

               (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

               (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2005 have been audited by KPMG LLP, independent registered public accountants, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

               (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

               (j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

               (l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

               (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (n) Class S Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

               (o) The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

               (p) That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

          5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

          5.2. The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3. The Acquired Portfolio covenants that the Class S Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

          5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.6. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

          5.7. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class S Acquiring Portfolio Shares received at the Closing.

          5.8. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

          5.9. The Trust, on behalf of the Acquired Portfolio, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Portfolio's, title to and possession of the Acquiring Portfolio's Shares to be delivered hereunder; and (b) the Company's, on behalf of the Acquiring Portfolio's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

          5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

          The obligations of the Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          6.2. The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

          6.3. The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

          6.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

          The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of the Trust, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          7.2. The Trust shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

          7.3. The Trust shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

          7.4. The Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

          7.5. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

          7.6. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

          If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the conditions set forth in this paragraph 8.1;

          8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

          8.5. The parties shall have received the opinion of Dechert LLP addressed to the Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

          9.1. The Trust, on behalf of the Acquired Portfolio, and the Company, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

          This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before June 30, 2007, unless such date is extended by mutual agreement of the parties; or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class S Acquiring Portfolio Shares to be issued to the Class S and Class S2 Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company or the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey P. Falgout Jr., in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

          14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Portfolio, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                        ING PARTNERS, INC. on behalf of its

                                        ING NEUBERGER BERMAN PARTNERS PORTFOLIO
                                        series


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        ING INVESTORS TRUST on behalf of its

                                        ING EAGLE ASSET CAPITAL APPRECIATION
                                        PORTFOLIO series


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

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

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO
                                (THE "PORTFOLIO")

                                SHAREHOLDER GUIDE

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICES AND QUALIFIED RETIREMENT PLANS

          The Portfolio is available to serve as an investment option offered to variable annuity and variable life insurance separate accounts ("Variable Contracts") and as an investment option to qualified pension and retirement plans ("Qualified Plans"). The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the underlying Treasury Regulations. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors ("Board") directed ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

DETERMINATION OF NET ASSET VALUE

          The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

          In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

          Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

          When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

               - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

               - Securities of an issuer that has entered into a restructuring;

               -    Securities whose trading has been halted or suspended;

               - Fixed-income securities that have gone into default and for which there are no current market value quotations; and

               -    Securities that are restricted to transfer or resale.

          The Portfolio or Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

          When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company's Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the U.S. Securities and Exchange Commission (the "SEC").

MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

          ILIAC, a Connecticut insurance corporation, serves as the adviser of the Portfolio. ILIAC has overall responsibility for the management of the Portfolio. ILIAC provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

          ILIAC is registered with the SEC as an investment adviser. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

          As of June 30, 2006, ILIAC managed approximately $12.4 billion in registered investment company assets. The principal address of ILIAC is 151 Farmington Avenue, Hartford, Connecticut 06156.

          ILIAC has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio. ILIAC is responsible for monitoring the investment program and performance of the Portfolio's sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ILIAC or the Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ILIAC may assume day-to-day investment management of the Portfolio.

SUB-ADVISER

          ILIAC has engaged Neuberger Berman Management, Inc. ("Neuberger Berman" or "Sub-Adviser"), 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, as Sub-Adviser to the Portfolio. As of June 30, 2006 Neuberger Berman managed approximately $[____] billion in assets.

          S. Basu Mullick serves as the portfolio manager for the Portfolio. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Since 1998, Mr. Mullick has managed a Neuberger fund that is managed in a style substantially similar to that in which the Portfolio is managed. Mr. Mullick served as a portfolio manager at Ark Asset Management from 1993 to 1998.

          The Sub-Adviser, subject to the supervision of ILIAC and the Board, is responsible for managing the assets of the Portfolio in accordance with the Portfolio's investment objective and policies. The Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advise, including office space, facilities and equipment.

          ILIAC has overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and the Portfolio's investment objective.

          ILIAC pays the Sub-Adviser a fee at an annual rate based on the average daily net asset value of the Portfolio. ILIAC pays the sub-advisory fee out of its advisory fee.

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGER

          The composition of the portfolio management team may change without notice from time to time.

          The Portfolio's Statement of Additional Information ("SAI"), dated April 28, 2006, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

ADMINISTRATIVE SERVICES

          Pursuant to an Administrative Services Agreement between ING Partners, Inc. (the "Company"), on behalf of the Portfolio, and ING Funds Services, LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers. For its services, IFS is entitled to receive from the Portfolio a fee at an annual rate of 0.10% of the Portfolio's average daily net assets.

PORTFOLIO DISTRIBUTION

          The Portfolio is distributed by ING Financial Advisers, LLC ("ING Financial Advisers" or "Distributor"). It is a Delaware limited liability company with its principal offices at 151 Farmington Avenue, Hartford, CT 06156. ING Financial Advisers is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact the NASD at www.nasd.com, or the NASD BrokerCheck Hotline at 1-800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from the NASD.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

          The Portfolio's shares are classified into Adviser Class, Service Class and Initial Class shares. The classes are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio.

PURCHASE AND REDEMPTION OF SHARES

          The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

CLASS OF SHARES

          The Company has adopted a Shareholder Servicing Plan ("Service Plan") for Class S shares of the Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class S shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S shares, respectively.

          The Portfolio does not have a Rule 12b-1 Plan for Class S shares. As a result, Class S shares do not pay any Rule 12b-1 fees.

HOW ING COMPENSATES ENTITIES OFFERING THE PORTFOLIO AS AN INVESTMENT OPTION IN THEIR INSURANCE PRODUCTS

          ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Distribution Plan, the Portfolio's adviser or distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

          The distributing broker-dealer for the Portfolio is ING Financial Advisers. ING Financial Advisers has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

          The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life Insurance Company of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio.

          Additionally, if a portfolio is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

          The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolio, nor the Adviser or the distributor, are a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

          Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

FREQUENT TRADING - MARKET TIMING

          The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

          The Portfolio relies on the financial intermediary to monitor frequent, short-term trading within the Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

          The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

          Since the Portfolio may invest in foreign securities it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur even if the Portfolio did not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

          Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          A description of the policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Portfolio's SAI. The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1.) The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

          The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semiannually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL HIGHLIGHTS

          The information in the table below has been derived from ING Neuberger Berman Partners Portfolio's financial statements, which are unaudited.

                                                                 CLASS S
                                                             ---------------
                                                                JANUARY 3,
                                                             2006(1) TO JUNE
                                                                 30, 2006
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                           $10.00
   Income (loss) from investment operations:
   Net investment income                                          $ 0.02*
   Net realized and unrealized loss on investments                $(0.27)
   Total from investment operations                               $(0.25)
   Net asset value, end of period                                 $ 9.75
   TOTAL RETURN(2)                                                %(2.50)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                              $3,697
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)(4)                 % 0.92
   Gross expenses prior to expense reimbursement(3)               % 1.05
   Net investment income after expense reimbursement(3)(4)        % 0.50
   Portfolio turnover rate                                        %   14
----------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and doe not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to recoupment by ING Life Insurance and Annuity Company within three years of being incurred.

* Per share numbers calculated using average number of shares outstanding throughout the period.

                      (This page intentionally left blank)

                                                                      APPENDIX C

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

          The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio's outstanding shares as of October 12, 2006:

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

                                                                      PERCENTAGE OF
                                                                   COMBINED PORTFOLIO
NAME AND ADDRESS OF   PERCENT OF CLASS OF SHARES   PERCENTAGE OF       AFTER THE
SHAREHOLDER              AND TYPE OF OWNERSHIP       PORTFOLIO      REORGANIZATION(1)
-------------------   --------------------------   -------------   ------------------


ING NEUBERGER BERMAN PARTNERS PORTFOLIO

                                                                      PERCENTAGE OF
                                                                   COMBINED PORTFOLIO
NAME AND ADDRESS OF   PERCENT OF CLASS OF SHARES   PERCENTAGE OF       AFTER THE
SHAREHOLDER              AND TYPE OF OWNERSHIP       PORTFOLIO      REORGANIZATION(1)
-------------------   --------------------------   -------------   ------------------


----------
(1) On a PRO FORMA basis, assuming that the value of the shareholders interest in the Portfolio on the date of consummation of the Reorganization is the same as of October 12, 2006.

                      (This page intentionally left blank)

                                     PART B

                                ING PARTNERS INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 10, 2006

 Acquisition of the Assets and Liabilities of:      By and in Exchange for Shares of:

ING Eagle Asset Capital Appreciation Portfolio   ING Neuberger Berman Partners Portfolio
      (as series of ING Investors Trust)             (a series of ING Partners, Inc.)
       7337 East Doubletree Ranch Road                7337 East Doubletree Ranch Road
        Scottsdale, Arizona 85258-2034               Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Partners, Inc. ("SAI") is available to the shareholders of ING Eagle Asset Capital Appreciation Portfolio, a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and known liabilities of the ING Eagle Asset Capital Appreciation Portfolio will be transferred to ING Neuberger Berman Partners Portfolio, a series of ING Partners, Inc., in exchange for shares of ING Neuberger Berman Partners Portfolio.

This SAI consists of: (i) this cover page; (ii) the accompanying PRO FORMA Financial Statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

          1. The SAI for ING Neuberger Berman Partners Portfolio, dated April 28, 2006, as filed on April 27, 2006, and the SAI for ING Eagle Asset Capital Appreciation Portfolio, dated April 28, 2006, as filed on April 27, 2006.

          2. The Financial Statements of ING Neuberger Berman Partners Portfolio are included in its Semi-Annual Report, dated June 30, 2006, as filed on August 31, 2006, and the Financial Statements of ING Eagle Asset Capital Appreciation Portfolio are included in its Annual Report, dated December 31, 2005 as filed on March 10, 2006, and its Semi-Annual Report, dated June 30, 2006, as filed on August 31, 2006.

This SAI is not a prospectus. A Prospectus/Proxy Statement dated November 10, 2006, relating to the Reorganization of Eagle Asset Capital Appreciation Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-262-3862. This SAI should be read in conjunction with the Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Portfolio and PRO FORMA Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2006. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated PRO FORMA figures for the combined Portfolio. The second table presents Statements of Operations for each Portfolio and estimated PRO FORMA figures for the combined Portfolio. The third table presents Portfolio of Investments for each Portfolio and estimated PRO FORMA figures for the combined Portfolio. The tables are followed by the Notes to the PRO FORMA Financial Statements.

      STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 (UNAUDITED)

                                                                         ING
                                                      ING EAGLE       NEUBERGER
                                                    ASSET CAPITAL      BERMAN
                                                    APPRECIATION      PARTNERS      PRO FORMA         PRO FORMA
                                                      PORTFOLIO       PORTFOLIO    ADJUSTMENTS        COMBINED
                                                    ------------------------------------------------------------
ASSETS:
Investments in securities at value+*                 $169,801,101   $195,988,607                    $365,789,708
Short-term investments at amortized cost               26,987,883             --                      26,987,883
Cash                                                      479,054     11,716,629                      12,195,683
Receivables:
   Investment securities sold                                  --         30,351                          30,351
   Fund shares sold                                         1,437        183,831                         185,268
   Dividends and interest                                 176,412        122,265                         298,677
Prepaid expenses                                            4,076         12,740                          16,816
Reimbursement due from manager                                 --          7,871                           7,871
                                                     ------------   ------------                    ------------
      Total assets                                    197,449,963    208,062,294                     405,512,257
                                                     ------------   ------------                    ------------
LIABILITIES:
Payable for investment securities purchased                    --        629,048                         629,048
Payable for fund shares redeemed                           57,583         85,620                         143,203
Payable upon receipt of securities loaned              22,696,564             --                      22,696,564
Accrued unified fees                                       91,848             --                          91,848
Accrued distribution and service fees                      36,651             --                          36,651
Payable to affiliates                                          --        117,171                         117,171
Payable for trustee fees                                       --          1,826                           1,826
Other accrued expenses and liabilities                         --         47,050                          47,050
                                                     ------------   ------------                    ------------
      Total liabilities                                22,882,646        880,715                      23,763,361
                                                     ------------   ------------                    ------------
NET ASSETS                                           $174,567,317   $207,181,579                    $381,748,896
                                                     ============   ============                    ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $142,736,124   $215,973,754                    $358,709,878
Undistributed net investment income                     2,916,367        666,944                       3,583,311
Accumulated net realized gain (loss) on
   investments and foreign currency
   related transactions                                22,222,920       (114,168)                     22,108,752
Net unrealized appreciation or depreciation on
   investments and foreign currency related
   transactions                                         6,691,906     (9,344,951)                     (2,653,045)
                                                     ------------   ------------                    ------------
NET ASSETS                                           $174,567,317   $207,181,579                    $381,748,896
                                                     ============   ============                    ============
----------
+  Including securities loaned at value              $ 22,247,252   $         --                    $ 22,247,252
*  Cost of investments in securities                 $163,109,195   $205,333,558                    $368,442,753

CLASS I:
   Net assets                                                 n/a   $203,485,039                    $203,485,039
   Shares authorized                                    unlimited    100,000,000                     100,000,000
   Par value                                         $      0.001   $      0.001                    $      0.001
   Shares outstanding                                         n/a     20,841,061                      20,841,061
   Net asset value and redemption price per share             n/a   $       9.76                    $       9.76

CLASS S:
   Net assets                                        $171,653,514   $  3,696,540   $ 2,913,803 (A)  $178,263,857
   Shares authorized                                    unlimited    100,000,000                     100,000,000
   Par value                                         $      0.001   $      0.001                    $      0.001
   Shares outstanding                                   9,283,002        379,177     8,621,338 (B)    18,283,517
   Net asset value and redemption price per share    $      18.49   $       9.75                    $       9.75

CLASS S2:
   Net assets                                        $  2,913,803            n/a   $(2,913,803)(A)           n/a
   Shares authorized                                    unlimited    100,000,000                     100,000,000
   Par value                                         $      0.001   $      0.001                    $      0.001
   Shares outstanding                                     158,265            n/a      (158,265)(C)           n/a
   Net asset value and redemption price per share    $      18.41            n/a                             n/a

----------
(A)  Reflects Class S2 assets merging into Cla ss S.

(B) Reflects new shares issued, net of retired shares Class S and Class S2 of ING Eagle Asset Capital Appreciation Portfolio. (Calculation: Net Assets / NAV per share)

(C)  Reflects reduction of Class S2 shares upon merger to Class S.

       STATEMENTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED JUNE 30, 2006

                                                           ING                    ING
                                                   EAGLE ASSET CAPITAL      NEUBERGER BERMAN
                                                  APPRECIATION PORTFOLIO   PARTNERS PORTFOLIO    PRO FORMA           PRO FORMA
                                                    (DISAPPEARING FUND)       (SURVIVOR)(1)     ADJUSTMENTS          COMBINED
                                                  -----------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                               $ 3,261,981            $ 1,085,467                       $  4,347,448
Interest                                                    529,033                104,053                            633,086
Securities lending income                                    14,328                     --                             14,328
                                                        -----------            -----------                       ------------
   Total investment income                                3,805,342              1,189,520              --          4,994,862

EXPENSES:
Investment management / Unified fees                      1,247,500                405,799         (84,860) (A)     1,568,439
Shareholder Services fees:
   Class S                                                  477,308                 69,494                            546,802
   Class S2                                                  14,251                     --         (14,251) (A)            --
Transfer agent fees                                              --                  8,652           9,690  (C)        18,342
Administrative service fees                                      --                 67,632         193,773  (A)       261,405
Shareholder reporting expense                                    --                 16,714          38,755  (C)        55,469
Professional fees                                                --                 13,377          29,050  (C)        42,427
Custody and accounting expense                                   --                 13,354          38,755  (C)        52,109
Trustee fees                                                  7,734                  2,342              --             10,076
Offering expense                                                 --                 12,299              --             12,299
Miscellaneous expense                                            --                  2,350           1,450  (C)         3,800
                                                        -----------            -----------        --------       ------------
   Total expenses                                         1,746,793                612,013         212,362          2,571,168
                                                        -----------            -----------        --------       ------------
Less:
   Net waived and reimbursed/recouped fees                    2,860                 89,437         243,403  (A)       335,700
   Brokerage commission recapture                             1,711                     --              --  (A)         1,711
                                                        -----------            -----------        --------       ------------
   Net expenses                                           1,742,222                522,576         (31,041)         2,233,757
                                                        -----------            -----------        --------       ------------
Net investment income                                     2,063,120                666,944          31,041          2,761,105
                                                        -----------            -----------        --------       ------------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS, FOREIGN CURRENCIES AND FUTURES:
Net realized gain (loss) on:
   Investments                                           14,341,280                (94,214)                        14,247,066
   Foreign currencies                                            --                (19,954)                           (19,954)
                                                        -----------            -----------        --------       ------------
   Net realized gain (loss)                              14,341,280               (114,168)             --         14,227,112
                                                        -----------            -----------        --------       ------------
Net change in unrealized appreciation or
   depreciation on:
   Investments                                           (7,914,446)            (9,344,951)                       (17,259,397)
Net realized and unrealized gain on investments
   and foreign currencies                                 6,426,834             (9,459,119)             --         (3,032,285)
                                                        -----------            -----------        --------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                   $ 8,489,954            $(8,792,175)       $ 31,041       $   (271,180)
                                                        ===========            ===========        ========       ============
* Foreign taxes                                         $    19,591            $     5,955        $     --       $     25,546

----------
(1)  Commencement of operations was January 3, 2006.

(A)  Reflects adjustment in expenses due to effects of new contractual rates.

(B)  Reflects adjustment in expenses due to elimination of duplicative services.

(C)  Reflects increased estimated expense due to unbundled management fee.

                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS

                                                               ING            ING           ING           ING            ING
                                                           Eagle Asset     Eagle Asset   Eagle Asset  Eagle Asset    Eagle Asset
                                                              Capital        Capital      Capital       Capital        Capital
                                                           Appreciation   Appreciation  Appreciation  Appreciation   Appreciation
                                                             Portfolio       Portfolio    Portfolio    Portfolio      Portfolio
                                                              for the      for the six  for the six    for the six  for the twelve
                                                            year ended    months ended  months ended  months ended   months ended
                                                           December 31,      June 30,   December 31,     June 30,      June 30,
                                                                2005           2005         2005          2006          2006
                                                           ------------   ------------  ------------  ------------  --------------
INVESTMENT INCOME:                                               A              B          A-B=C           D            C+D=E

 Dividends, net of foreign taxes withheld*                 $  3,237,293   $  1,614,930  $ 1,622,363   $ 1,639,618   $  3,261,981
 Interest                                                       461,324        187,834      273,490       255,543        529,033
 Securities lending income                                       22,183         18,188        3,995        10,333         14,328
                                                           ------------   ------------  ------------  ------------  --------------
      Total investment income                                 3,720,800      1,820,952    1,899,848     1,905,494      3,805,342
                                                           ------------   ------------  ------------  ------------  --------------

 EXPENSES:
 Unified fees                                                 1,341,977        696,199      645,778       601,722      1,247,500
 Distribution and service fees
    Class S                                                     511,774        264,870      246,904       230,404        477,308
    Class S2                                                     12,195          5,361        6,834         7,417         14,251
 Transfer agent fees                                               --             --           --            --            --
 Administrative service fees                                       --             --           --            --            --
 Shareholder reporting expense                                     --             --           --            --            --
 Registration fees                                                 --             --           --            --            --
 Professional fees                                                 --             --           --            --            --
 Custody and accounting expense                                    --             --           --            --            --
 Trustee fees and expenses                                       17,711         11,844        5,867         1,867          7,734
 Miscellaneous expense                                             --             --           --            --            --
                                                           ------------   ------------  ------------  ------------  --------------
    Total expenses                                            1,883,657        978,274      905,383       841,410      1,746,793
    Net recouped (waived and reimbursed) fees                     2,439          1,072        1,367         1,493          2,860
    Brokerage commission recapture                               11,823         11,823         --           1,711          1,711
                                                           ------------   ------------  ------------  ------------  --------------
    Net expenses                                              1,869,395        965,379      904,016       838,206      1,742,222
                                                           ------------   ------------  ------------  ------------  --------------
 Net investment income                                        1,851,405        855,573      995,832     1,067,288      2,063,120
                                                           ------------   ------------  ------------  ------------  --------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
    FOREIGN CURRENCY RELATED TRANSACTIONS:
 Net realized gain (loss) on:
    Investments                                              15,400,845      9,891,392    5,509,453     8,831,827     14,341,280
    Foreign currency related transactions                          --             --           --            --            --
                                                           ------------   ------------  ------------  ------------  --------------
    Net realized gain on investments and foreign
        currency related transactions                        15,400,845      9,891,392    5,509,453     8,831,827     14,341,280
                                                           ------------   ------------  ------------  ------------  --------------
 Net change in unrealized appreciation or depreciation on
    investments and foreign currency related transactions   (17,017,984)   (14,106,477)  (2,911,507)   (5,002,939)    (7,914,446)
                                                           ------------   ------------  ------------  ------------  --------------
 Net realized and unrealized gain on investments and
    foreign currency related transactions                    (1,617,139)    (4,215,085)   2,597,946     3,828,888      6,426,834
                                                           ------------   ------------  ------------  ------------  --------------
    INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                                 $    234,266   $ (3,359,512) $ 3,593,778   $ 4,896,176   $  8,489,954
                                                           ============   ============  ===========   ===========   ==============

*Foreign taxes                                             $     20,876   $     20,876  $      --     $    19,591   $     19,591

PORTFOLIOS OF INVESTMENTS AS OF JUNE 30, 2006

ING EAGLE      ING NEUBERGER                                                               ING EAGLE    ING NEUBERGER
ASSET CAPITAL      BERMAN                                                                ASSET CAPITAL      BERMAN
APPRECIATION      PARTNERS     PRO FORMA                                                  APPRECIATION     PARTNERS     PRO FORMA
PORTFOLIO        PORTFOLIO    (UNAUDITED)                                                  PORTFOLIO      PORTFOLIO    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                  Shares                                                                                    Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK:
                                                ADVERTISING:
       64,260             --       64,260       Omnicom Group                             $ 5,724,923    $        --   $  5,724,923
                                                                                         -------------------------------------------
                                                                                            5,724,923             --      5,724,923
                                                                                         -------------------------------------------
                                                AEROSPACE/DEFENSE:

       72,320             --       72,320       United Technologies Corp.                   4,586,534             --      4,586,534
                                                                                         -------------------------------------------
                                                                                            4,586,534             --      4,586,534
                                                                                         -------------------------------------------
                                                AUTO PARTS & EQUIPMENT:
           --         28,300       28,300       Johnson Controls, Inc.                             --      2,326,826      2,326,826
                                                                                         -------------------------------------------
                                                                                                   --      2,326,826      2,326,826
                                                                                         -------------------------------------------
                                                BANKS:
       56,860             --       56,860       Bank of America Corp.                       2,734,966             --      2,734,966
      126,830             --      126,830       Wachovia Corp.                              6,858,966             --      6,858,966
                                                                                         -------------------------------------------
                                                                                            9,593,932             --      9,593,932
                                                                                         -------------------------------------------
                                                BEVERAGES:

      132,270             --      132,270       Coca-Cola Co.                               5,690,255             --      5,690,255
                                                                                         -------------------------------------------
                                                                                            5,690,255             --      5,690,255
                                                                                         -------------------------------------------
                                                BUILDING MATERIALS:
           --         65,686       65,686@,@@   Cemex SA de CV ADR                                 --      3,742,131      3,742,131
                                                                                         -------------------------------------------
                                                                                                   --      3,742,131      3,742,131
                                                                                         -------------------------------------------
                                                COAL:

           --        115,000      115,000       Arch Coal, Inc.                                    --      4,872,550      4,872,550
           --         59,600       59,600       Foundation Coal Holdings, Inc.                     --      2,797,028      2,797,028
           --         77,700       77,700       Peabody Energy Corp.                               --      4,331,775      4,331,775
                                                                                         -------------------------------------------
                                                                                                   --     12,001,353     12,001,353
                                                                                         -------------------------------------------
                                                COMPUTERS:

      423,120             --      423,120@      EMC Corp.                                   4,641,626             --      4,641,626
           --         57,400       57,400@      Lexmark International, Inc.                        --      3,204,642      3,204,642
                                                                                         -------------------------------------------
                                                                                            4,641,626      3,204,642      7,846,268
                                                                                         -------------------------------------------
                                                DIVERSIFIED FINANCIAL SERVICES:

       71,740             --       71,740       American Express Co.                        3,818,003             --      3,818,003
      119,260             --      119,260       Citigroup, Inc.                             5,753,102             --      5,753,102
           --         91,600       91,600       Countrywide Financial Corp.                        --      3,488,128      3,488,128
       60,460             --       60,460       Fannie Mae                                  2,908,126             --      2,908,126
       90,890             --       90,890L      Freddie Mac                                 5,181,639             --      5,181,639
           --         24,600       24,600       Goldman Sachs Group, Inc.                          --      3,700,578      3,700,578
           --         42,100       42,100       Merrill Lynch & Co., Inc.                          --      2,928,476      2,928,476
                                                                                         -------------------------------------------
                                                                                           17,660,870     10,117,182     27,778,052
                                                                                         -------------------------------------------
                                                ELECTRIC:

       51,370             --       51,370       Dominion Resources, Inc.                    3,841,962             --      3,841,962
           --         51,400       51,400       Exelon Corp.                                       --      2,921,062      2,921,062
           --        110,300      110,300@      Mirant Corp.                                       --      2,956,040      2,956,040
           --         85,100       85,100       TXU Corp.                                          --      5,088,129      5,088,129
                                                                                         -------------------------------------------
                                                                                            3,841,962     10,965,231     14,807,193
                                                                                         -------------------------------------------
                                                ENGINEERING & CONSTRUCTION:

           --        118,600      118,600@@     Chicago Bridge & Iron Co. NV                       --      2,864,190      2,864,190
                                                                                         -------------------------------------------
                                                                                                   --      2,864,190      2,864,190
                                                                                         -------------------------------------------
                                                ENVIRONMENTAL CONTROL:

      102,560             --      102,560       Waste Management, Inc.                      3,679,853             --      3,679,853
                                                                                         -------------------------------------------
                                                                                            3,679,853             --      3,679,853
                                                                                         -------------------------------------------
                                                HEALTHCARE - PRODUCTS:

      147,600             --      147,600       Baxter International, Inc.                  5,425,776             --      5,425,776
           --        174,200      174,200@      Boston Scientific Corp.                            --      2,933,528      2,933,528
       93,780             --       93,780       Johnson & Johnson                           5,619,298             --      5,619,298
       90,290         36,900      127,190@, L   Zimmer Holdings, Inc.                       5,121,249      2,092,968      7,214,217
                                                                                         -------------------------------------------
                                                                                           16,166,323      5,026,496     21,192,819
                                                                                         -------------------------------------------
                                                HEALTHCARE - SERVICES:

           --         98,400       98,400       Aetna, Inc.                                        --      3,929,112      3,929,112
      120,710              -      120,710L      HCA, Inc.                                   5,208,637             --      5,208,637
           --         88,400       88,400       UnitedHealth Group, Inc.                           --      3,958,552      3,958,552
           --         53,200       53,200@      WellPoint, Inc.                                    --      3,871,364      3,871,364
                                                                                         -------------------------------------------
                                                                                            5,208,637     11,759,028     16,967,665
                                                                                         -------------------------------------------
                                                HOME BUILDERS:

           --         68,200       68,200       Centex Corp.                                       --      3,430,460      3,430,460
           --        120,700      120,700       DR Horton, Inc.                                    --      2,875,074      2,875,074
           --         70,200       70,200       KB Home                                            --      3,218,670      3,218,670
           --         64,000       64,000       Lennar Corp.                                       --      2,839,680      2,839,680
           --          4,700        4,700@      NVR, Inc.                                          --      2,308,875      2,308,875
           --         96,800       96,800       Pulte Homes, Inc.                                  --      2,786,872      2,786,872
           --         98,600       98,600@      Toll Brothers, Inc.                                --      2,521,202      2,521,202
                                                                                         -------------------------------------------
                                                                                                   --     19,980,833     19,980,833
                                                                                         -------------------------------------------
                                                HOME FURNISHINGS:

           --         30,500       30,500       Whirlpool Corp.                                    --      2,520,825      2,520,825
                                                                                         -------------------------------------------
                                                                                                   --      2,520,825      2,520,825
                                                                                         -------------------------------------------
                                                HOUSEHOLD PRODUCTS/WARES:

       60,460             --       60,460       Kimberly-Clark Corp.                        3,730,382             --      3,730,382
                                                                                         -------------------------------------------
                                                                                            3,730,382             --      3,730,382
                                                                                         -------------------------------------------
                                                HOUSEWARES:

      209,360             --      209,360L      Newell Rubbermaid, Inc.                     5,407,769             --      5,407,769
                                                                                         -------------------------------------------
                                                                                            5,407,769             --      5,407,769
                                                                                         -------------------------------------------
                                                INSURANCE:

           --         62,000       62,000       American International Group, Inc.                 --      3,661,100      3,661,100
           --          1,200        1,200@      Berkshire Hathaway, Inc.                           --      3,651,600      3,651,600
           --         28,800       28,800       Hartford Financial Services Group, Inc.            --      2,436,480      2,436,480
           --         18,200       18,200       PMI Group, Inc.                                    --        811,356        811,356
                                                                                         -------------------------------------------
                                                                                                   --     10,560,536     10,560,536
                                                                                         -------------------------------------------
                                                INTERNET:

           --        113,800      113,800@, @@  Check Point Software Technologies                  --      2,000,604      2,000,604
           --        157,100      157,100@      Symantec Corp.                                     --      2,441,334      2,441,334
                                                                                         -------------------------------------------
                                                                                                   --      4,441,938      4,441,938
                                                                                         -------------------------------------------
                                                LEISURE TIME:

           --         61,800       61,800       Harley-Davidson, Inc.                              --      3,392,202      3,392,202
                                                                                         -------------------------------------------
                                                                                                   --      3,392,202      3,392,202
                                                                                         -------------------------------------------
                                                MACHINERY - CONSTRUCTION & MINING:

           --         46,400       46,400       Caterpillar, Inc.                                  --      3,455,872      3,455,872
           --         84,000       84,000       Joy Global, Inc.                                   --      4,375,560      4,375,560
           --         50,900       50,900@      Terex Corp.                                        --      5,023,830      5,023,830
                                                                                         -------------------------------------------
                                                                                                   --     12,855,262     12,855,262
                                                                                         -------------------------------------------
                                                MEDIA:

      315,320             --      315,320L      Time Warner, Inc.                           5,455,036             --      5,455,036
      187,360             --      187,360@      Viacom, Inc.                                6,714,982             --      6,714,982
                                                                                         -------------------------------------------
                                                                                           12,170,018             --     12,170,018
                                                                                         -------------------------------------------
                                                MINING:

           --         51,800       51,800       Phelps Dodge Corp.                                 --      4,255,888      4,255,888
                                                                                         -------------------------------------------
                                                                                                   --      4,255,888      4,255,888
                                                                                         -------------------------------------------
                                                MISCELLANEOUS MANUFACTURING:

           --         16,700       16,700       Eaton Corp.                                        --      1,259,180      1,259,180
      162,800         81,600      244,400       General Electric Co.                        5,365,888      2,689,536      8,055,424
      267,860             --      267,860@@, L  Tyco International Ltd.                     7,366,150             --      7,366,150
                                                                                         -------------------------------------------
                                                                                           12,732,038      3,948,716     16,680,754
                                                                                         -------------------------------------------

                                                 OIL & GAS:

           --         46,600       46,600        Anadarko Petroleum Corp.                          --      2,222,354      2,222,354
           --         77,600       77,600 @@     Canadian Natural Resources Ltd.                   --      4,297,488      4,297,488
           --         86,700       86,700 @      Denbury Resources, Inc.                           --      2,745,789      2,745,789
           --         25,400       25,400        EOG Resources, Inc.                               --      1,761,236      1,761,236
           --         58,300       58,300        ExxonMobil Corp.                                  --      3,576,705      3,576,705
           --         32,600       32,600 @@     Petroleo Brasileiro SA ADR                        --      2,911,506      2,911,506
           --         70,200       70,200 @      Quicksilver Resources, Inc.                       --      2,584,062      2,584,062
           --         90,200       90,200 @      Southwestern Energy Co.                           --      2,810,632      2,810,632
           --        149,700      149,700 @@     Talisman Energy, Inc.                             --      2,616,756      2,616,756
           --         48,700       48,700        Valero Energy Corp.                               --      3,239,524      3,239,524
           --         84,300       84,300 @, @@  Western Oil Sands, Inc.                           --      2,336,796      2,336,796
           --         67,700       67,700        XTO Energy, Inc.                                  --      2,997,079      2,997,079
                                                                                         ------------------------------------------
                                                                                                   --     34,099,927     34,099,927
                                                                                         ------------------------------------------
                                                 OIL & GAS SERVICES:

           --         27,400       27,400 @      National-Oilwell, Inc.                            --      1,734,968      1,734,968
                                                                                         ------------------------------------------
                                                                                                   --      1,734,968      1,734,968
                                                                                         ------------------------------------------
                                                 PHARMACEUTICALS:

           --         57,400       57,400        Caremark Rx, Inc.                                 --      2,862,538      2,862,538
           --         89,500       89,500 @      NBTY, Inc.                                        --      2,139,945      2,139,945
      308,270             --      308,270        Pfizer, Inc.                               7,235,097             --      7,235,097
            -         73,300       73,300 @@     Shire Pharmaceuticals PLC ADR                     --      3,242,059      3,242,059
            -         36,000       36,000 @@     Teva Pharmaceutical Industries Ltd.               --      1,137,240      1,137,240
                                                 ADR
       79,710             --       79,710        Wyeth                                      3,539,921             --      3,539,921
                                                                                         ------------------------------------------
                                                                                           10,775,018      9,381,782     20,156,800
                                                                                         ------------------------------------------
                                                 RETAIL:

           --         35,300       35,300        Best Buy Co., Inc.                                --      1,935,852      1,935,852
      128,150             --      128,150        CVS Corp.                                  3,934,205             --      3,934,205
           --         70,800       70,800        Federated Department Stores                       --      2,591,280      2,591,280
           --         87,600       87,600        Home Depot, Inc.                                  --      3,135,204      3,135,204
           --         47,100       47,100        JC Penney Co., Inc.                               --      3,179,721      3,179,721
      107,190             --      107,190        McDonald's Corp.                           3,601,584             --      3,601,584
            -        105,100      105,100        TJX Cos., Inc.                                     -      2,402,586      2,402,586
       62,480             --       62,480        Wal-Mart Stores, Inc.                      3,009,662             --      3,009,662
                                                                                         ------------------------------------------
                                                                                           10,545,451     13,244,643     23,790,094
                                                                                         ------------------------------------------
                                                 SAVINGS & LOANS:

           --        130,200      130,200        Hudson City Bancorp., Inc.                        --      1,735,566      1,735,566
                                                                                         ------------------------------------------
                                                                                                   --      1,735,566      1,735,566
                                                                                         ------------------------------------------
                                                 SEMICONDUCTORS:

           --         36,700       36,700 @      Advanced Micro Devices, Inc.                      --        896,214        896,214
      122,630             --      122,630        Analog Devices, Inc.                       3,941,328             --      3,941,328
           --         75,300       75,300 @, @@  ASML Holding NV                                   --      1,522,566      1,522,566
      201,500             --      201,500        Intel Corp.                                3,818,425             --      3,818,425
                                                                                         ------------------------------------------
                                                                                            7,759,753      2,418,780     10,178,533
                                                                                         ------------------------------------------
                                                 SOFTWARE:

           --        161,300      161,300 @      Activision, Inc.                                  --      1,835,594      1,835,594
      350,530         91,300      441,830        Microsoft Corp.                            8,167,349      2,127,290     10,294,639
      563,660        225,000      788,660 @      Oracle Corp.                               8,167,433      3,260,250     11,427,683
                                                                                         ------------------------------------------
                                                                                           16,334,782      7,223,134     23,557,916
                                                                                         ------------------------------------------
                                                 TELECOMMUNICATIONS:

      139,820             --      139,820 @      Cisco Systems, Inc.                        2,730,685             --      2,730,685
        7,575             --        7,575 @, L   Embarq Corp.                                 310,499             --        310,499
      268,190             --      268,190 @@     Nokia OYJ ADR                              5,433,529             --      5,433,529
      253,940             --      253,940 L      Sprint Corp. - FON Group                   5,076,262             --      5,076,262
                                                                                         ------------------------------------------
                                                                                           13,550,975             --     13,550,975
                                                                                         ------------------------------------------
                                                 TRANSPORTATION:

           --         32,600       32,600 @@     Frontline Ltd.                                    --      1,216,648      1,216,648
           --         56,030       56,030 @@     Ship Finance International Ltd.                   --        969,880        969,880
                                                                                         ------------------------------------------
                                                                                                   --      2,186,528      2,186,528
                                                                                         ------------------------------------------

                                                 Total Common Stock                       169,801,101    195,988,607    365,789,708
                                                                                         ------------------------------------------
                                                 Cost                                     163,109,195    205,333,558    368,442,753

---------------------------------------------------------------------------------------------------------------------------------
               Principal Amount                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:
                                                U.S. GOVERNMENT AGENCY OBLIGATION:

  $ 4,293,000            $--  $ 4,293,000       Federal Home Loan Bank, 4.700%, due
                                                07/03/06                                    4,291,319            --     4,291,319
                                                                                         ----------------------------------------

                                                Total U.S. Government Agency Obligation     4,291,319            --     4,291,319
                                                                                         ----------------------------------------
                                                Cost                                        4,291,319            --     4,291,319

                                                SECURITIES LENDING COLLATERAL(cc):

   22,696,564             --   22,696,564       The Bank of New York Institutional Cash
                                                Reserves Fund                              22,696,564            --    22,696,564
                                                                                         ----------------------------------------

                                                Total Securities Lending Collateral        22,696,564            --    22,696,564
                                                                                         ----------------------------------------
                                                Cost                                       22,696,564            --    22,696,564

                                                Total Short-Term Investments               26,987,883            --    26,987,883
                                                                                         ----------------------------------------
                                                Cost                                       26,987,883            --    26,987,883

                                                TOTAL INVESTMENTS IN SECURITIES          $196,788,984  $195,988,607  $392,777,591
                                                COST*                                     190,097,078   205,333,558   395,430,636
                                                OTHER ASSETS AND LIABILITIES - NET        (22,221,667)   11,192,972   (11,028,695)
                                                                                         ----------------------------------------
                                                NET ASSETS                               $174,567,317  $207,181,579  $381,748,896
                                                                                         ========================================


                                                @    Non-income producing security

                                                @@   Foreign Issuer

                                                ADR  American Depositary Receipt

                                                cc   Securities purchased with cash
                                                     collateral for securities loaned.

                                                L    Loaned security, a portion or all
                                                     of the security is on loan at June
                                                     30, 2006.

                                                *    Cost for federal income tax
                                                     purposes is                         $190,315,912  $205,335,619  $395,651,531

                                                     Net unrealized
                                                        appreciation/depreciation
                                                        consists of:
                                                        Gross Unrealized Appreciation    $ 12,586,754  $  5,767,850  $ 18,354,604
                                                        Gross Unrealized Depreciation      (6,113,682)  (15,114,862)  (21,228,544)
                                                                                         ----------------------------------------
                                                        Net Unrealized
                                                        Appreciation/Depreciation        $  6,473,072  $ (9,347,012) $ (2,873,940)
                                                                                         ========================================

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     The Board of Trustees of the ING Eagle Asset Capital Appreciation Portfolio ("Eagle Asset Capital Appreciation") and the ING Neuberger Berman Partners Portfolio ("Neuberger Berman Partners"), approved an Agreement and Plan of Reorganization dated September 21, 2006, respectively (the "Plan") whereby, subject to approval by the shareholders of Eagle Asset Capital Appreciation, Neuberger Berman Partners will acquire all of the assets of Eagle Asset Capital Appreciation, subject to the liabilities of such Portfolio, in exchange for a number of shares of Neuberger Berman Partners equal in value to the net assets of Eagle Asset Capital Appreciation (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies with Neuberger Berman Partners remaining as both the tax and accounting survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2006. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of Eagle Asset Capital Appreciation and Neuberger Berman Partners at June 30, 2006. The unaudited pro forma statement of operations reflects the results of operations of Eagle Asset Capital Appreciation and Neuberger Berman Partners for the twelve-months ended June 30, 2006. These statements have been derived from the Portfolios' respective books and records utilized in calculating daily net asset value at the date indicated above for Eagle Asset Capital Appreciation and Neuberger Berman Partners under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Eagle Asset Capital Appreciation for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Portfolio's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Portfolios. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common Eagle Asset Capital Appreciation issued in connection with the proposed acquisition of Eagle Asset Capital Appreciation by Neuberger Berman Partners as of June 30, 2006. The number of additional shares issued was calculated by dividing the net asset value of each Class of Eagle Asset Capital Appreciation by the respective Class net asset value per share of Neuberger Berman Partners.

NOTE 4 - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in Portfolio shares as if the merger had taken place on June 30, 2006. Eagle Asset Capital Appreciation expenses were adjusted assuming Neuberger Berman Partners' fee structure was in effect for the twelve months ended June 30, 2006.

NOTE 5 - MERGER COSTS:

     Due to the Unified Fee structure of Eagle Asset Capital Appreciation, ING Investments LLC, or an affiliate, will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

NOTE 6 - USE OF ESTIMATES IN PREPARATION OF PRO FORMA FINANCIAL STATEMENTS

     Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

[INSERT ING LOGO & ADDRESS]

                                                  3 EASY WAYS TO VOTE YOUR PROXY
          VOTE BY PHONE: CALL TOLL-FREE [1-800-XXX-XXXX] AND FOLLOW THE RECORDED
                                                                   INSTRUCTIONS.
           VOTE ON THE INTERNET: LOG ON TO PROXYWEB.COM AND FOLLOW THE ON-SCREEN
                                                                   INSTRUCTIONS.
      VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THE PROXY
                                                       BALLOT, SIGN AND DATE THE
                               PROXY BALLOT AND RETURN IN THE ENVELOPE PROVIDED.
     If you vote via phone or the Internet, YOU DO NOT NEED TO RETURN YOUR PROXY
                                                                         BALLOT.

                                                             ING INVESTORS TRUST
     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2006
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

          The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them ("Proxies"), with full power of substitution designated by them or their Insurance Company, to vote all shares, which the undersigned is entitled to vote, or to which he or she has beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders ("Special Meeting") of the ING Eagle Asset Capital Appreciation Portfolio to be held at: 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on December 14, 2006 at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL.

  PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.


--------------------------------                        -------------------
Signature (s) (if held jointly)                         Date

          This proxy ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

          TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization by and among ING Eagle Asset Capital Appreciation Portfolio and ING Neuberger Berman Partners Portfolio, providing for the reorganization of ING Eagle Asset Capital Appreciation Portfolio with and into ING Neuberger Berman Partners Portfolio.

     For [_]                    Against [_]                    Abstain [_]

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

            VOTE BY PHONE: CALL TOLL-FREE 1-866-XXX-XXXX AND FOLLOW THE RECORDED
                                                                   INSTRUCTIONS.
           VOTE ON THE INTERNET: LOG ON TO PROXYWEB.COM AND FOLLOW THE ON-SCREEN
                                                                   INSTRUCTIONS.
     VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THE VOTING
                                                      INSTRUCTION CARD, SIGN AND
           DATE THE VOTING INSTRUCTION CARD AND RETURN IN THE ENVELOPE PROVIDED. If you vote via phone or the Internet, YOU DO NOT NEED TO RETURN YOUR VOTING
                                                               INSTRUCTION CARD.

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                               DECEMBER 14, 2006
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

          The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of ING Eagle Asset Capital Appreciation Portfolio attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION FORM, THE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO ALL VOTING INSTRUCTIONS FOR ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT, WHEN APPLICABLE. THE PROXIES VOTING SHARES AT THE SPECIAL MEETING ON BEHALF OF THE INSURANCE COMPANY ARE AUTHORIZED TO VOTE, AT THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

             VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED BELOW.


--------------------------------                        -------------------
Signature (s) (if held jointly)                         Date

          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

          TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR VOTING INSTRUCTION CARD.

        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization by and among ING Eagle Asset Capital Appreciation Portfolio and ING Neuberger Berman Partners Portfolio, providing for the reorganization of ING Eagle Asset Capital Appreciation Portfolio with and into ING Neuberger Berman Partners Portfolio.

     For [_]                    Against [_]                    Abstain [_]

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article NINTH, Section (d) of the ING Partners, Inc.'s Articles of Incorporation, as amended, provides the following:

Article NINTH, Section (d).

          (d) The Corporation shall indemnify its officers and directors and any officer or director who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

               (i) Every person who is or has been a director or officer of the Corporation, and every person who while an officer or director of the Corporation serves or has served at the Corporation's request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a director or officer of the Corporation or a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him or her in the settlement thereof..

               (ii) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               (iii) No indemnification shall be provided hereunder to a
                     director or officer against any liability to the Corporation or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

               (iv) The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

               (v) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subsection (vi) of this Section (d) of Article NINTH, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

                          (1) by a majority vote of a quorum of non-party Directors who are not "interested" persons of the Corporation (as defined in the 1940 Act), or

                          (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

               (vi) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (1) the indemnitee provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances or (3) a majority of a quorum of non-party Directors who are not "interested" persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

                     The Corporation may, with the approval of the Board of Directors, provide such indemnification and advancement of expenses as set forth in subsections (i) through (vi) of this Section (d) of Article Ninth to employees and agents of the Corporation and to any person (other than officers or directors of the Corporation) who serves at the request for the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture or other enterprise.

                     Any repeal or amendment of any of the provisions of this section (d) of Article NINTH, and any adoption or amendment of any other provision of the Charter or bylaws of the Corporation which may be inconsistent with the provisions of this section (d) of Article NINTH, shall be prospective in operation and effect only, and shall not affect in any manner any right to indemnification hereunder existing at the time of any such repeal, amendment or adoption.

Sections 14 and 15 of the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc., as amended, provide the following:

14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended ("1933 Act"), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Company that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

15. INDEMNIFICATION.

(A) Notwithstanding Section 14 of this Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Adviser), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities to the Company which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus covering shares of the Company or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Company or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(B) Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in
Section 4; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(C) The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser

Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(D) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(E) The Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this
Section 15 to indemnify and hold harmless the Adviser with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Adviser.

In addition, ING Partners, Inc.'s officers and Directors are currently covered under a directors and officers errors and omissions liability layered insurance policy underwritten by Federal Insurance Company, St. Paul's Travelers and ACE America, which expires October 1, 2006.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Directors, officers and controlling persons of the ING Partners, Inc. pursuant to the foregoing provisions or otherwise, ING Partners, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ING Partners, Inc. of expenses incurred or paid by a Directors, officer or controlling person of ING Partners, Inc. in connection with the successful defense of any action, suit or proceeding) is asserted by such Directors, officer or controlling person in connection with the shares being registered, ING Partners, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Section XII.B of the Administrative Services Agreement provides for indemnification of the Administrator.

ITEM 16. EXHIBITS

(1) (a) Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) dated May 7, 1997 - filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997, and incorporated herein by reference.

     (b) Articles of Amendment effective August 29, 2001 - filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

     (c) Articles of Amendment effective December 16, 2002 - filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (d) Articles of Amendment effective May 1, 2003 - filed as an Exhibit to Post-Effective Amendment No. 11 to the Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

     (e) Articles of Amendment effective January 23, 2004 - filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Form N-1A Registration Statement on February 24, 2004, and incorporated herein by reference.

     (f) Articles of Amendment effective May 1, 2004 - filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (g) Articles of Amendment effective November 8, 2004 - filed as an Exhibit to Post-Effective Amendment no. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (h) Articles Supplementary to Articles of Incorporation effective August 20, 2001 - filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (i) Articles Supplementary to Articles of Incorporation effective February 11, 2002 - filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002, and incorporated herein by reference.

     (j) Articles Supplementary to Articles of Incorporation effective January 17, 2003 - filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003, and incorporated herein by reference.

     (k) Articles Supplementary to Articles of Incorporation effective June 10, 2004 - filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on July 2, 2004, and incorporated herein by reference.

     (l) Articles Supplementary to Articles of Incorporation effective November 1, 2004 - filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (m) Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - filed as an Exhibit to Post-Effective Amendment No. 20 to Registration's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

     (n) Articles Supplementary dated August 8, 2005 to the Articles of Incorporation - filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

     (o) Articles Supplementary dated August 20, 2001 to the Articles of Incorporation - filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant's Form N-1A Registration Statement on December 6, 2005, and incorporated herein by reference.

     (p) Articles Supplementary dated January 31, 2006 to the Articles of Incorporation - filed as an Exhibit to Post-Effective Amendment No.28 to Registrant's Form N-1A Registration Statement on April 27, 2006, and incorporated herein by reference.

     (q) Articles of Amendment, effective April 28, 2006 to Articles of Incorporation - filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant's Form N-1A Registration Statement on April 27, 2006, and incorporated herein by reference.

(2) By-laws - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 21, 1997, and incorporated herein by reference.

(3)  Not applicable.

(4) Form of Agreement and Plan of Reorganization by and between ING Partners, Inc., on behalf of ING Neuberger Berman Partners Portfolio and ING Investors Trust, on behalf of ING Eagle Asset Capital Appreciation Portfolio - Filed herewith.

(5) Instruments Defining Rights of Security Holders (set forth in the Articles of Incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant's initial form N-1A Registration Statement on July 31, 1997, and incorporated herein by reference.

(6) (a) Investment Advisory Agreement between the ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

          (i) Amended to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004, and incorporated herein by reference.

          (ii) Form of Amendment to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form A-1A Registration Statement on September 15, 2004, and incorporated herein by reference.

          (iii) Amendment, dated November 1, 2004, of Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment

                No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (iv) Amendment, dated December 1, 2004, to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

          (v) Amended Exhibit A, dated April 28, 2006, with respect to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as and Exhibit to Post-Effective Amendment No. 28 to Registrant's Form N-1A Registration Statement on April 27, 2006, and incorporated herein by reference.

     (b) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc. - Filed as an Exhibit to Post Effective Amendment No. 28 to Registrant's Form N-1A Registration Statement on April 27, 2006, and incorporated herein by reference.

(7) (a) Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

          (i) Amendment to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004, and incorporated herein by reference.

          (ii) Amendment, Dated May 1, 2003, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (iii) Amendment, dated November 1, 2004, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (iv) Amendment, dated November 17, 2004, to Underwriting Agreement between ING Partners, Inc. and ING Financial Adviser, LLC - Filed as an Exhibit to Post-effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

          (v) Amendment, effective December 7, 2005, to the Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

     (b) Distribution Services Agreement dated November 15, 2002 between Golden American Life Insurance Company and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

          (i) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (ii) Form of, Amendment to Distribution Services Agreement, between ING Partners, Inc. and ING USA Annuity and Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (iii) Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company dated April 28, 2006 - Filed as an Exhibit to Registrant's Form N-14 Registration Statement on July 18, 2006, and incorporated herein by reference.

     (c) Distribution Services Agreement dated February 12, 2002 between Aetna Life Insurance and Annuity Company and Aetna Investment Services, LLC
          - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (i) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and ING Life Insurance and Annuity Company dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (ii) Form of, Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (iii) Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ING Life Insurance and Annuity Company dated April 28, 2006 - Filed as an Exhibit to Registrant's Form N-14

                Registration Statement on July 18, 2006, and incorporated herein by reference.

     (d) Distribution Services Agreement dated March 7, 2002 between Reliastar Life Insurance Company and Aetna Investment Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (i) Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ReliaStar Life Insurance Company dated April 28, 2006 - Filed as an Exhibit to Registrant's Form N-14 Registration Statement on July 18, 2006, and incorporated herein by reference.

     (e) Distribution Services Agreement dated March 7, 2002 between Reliastar Life Insurance Company of New York and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (i) Form of, Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and Reliastar Life Insurance Company of New York - Filed as an Exhibit to Post-effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (ii) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and Reliastar Life Insurance Company of New York dated April 28, 2006 - Filed as an Exhibit to Registrant's Form N-14 Registration Statement on July 18, 2006, and incorporated herein by reference.

(8) Deferred Compensation Plan for Independent Directors effective September 15, 2005 - Filed as an Exhibit to Registrant's Form N-14 Registration Statement on July 18, 2006 and incorporated herein by reference.

(9) (a) Custodian Agreement dated March 13, 2003 between ING Partners, Inc. and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference

          (i) Amended Exhibit A, effective April 28, 2006, to Custodian Agreement between ING Partners, Inc. and The Bank of New York-Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant's Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference

     (b) Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's

          Registration Statement on December 6, 2005 and incorporated herein by reference.

          (i) Amended Exhibit A dated as of December 21, 2004 to the Securities Lending Agreement and Guaranty with The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

(10) (a)  Plan of Distribution pursuant to Rule 12b-1 renewed November 19, 2003
          - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (b) Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (c) Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

     (d) Form of, Second Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (i) Amended Schedule A to the Second Amended and Restated Plan Pursuant to Rule 18f-3 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

(11) Opinion and Consent of Counsel - Filed herewith.

(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - to be filed by subsequent post-effective amendment.

(13) (a) Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004, and incorporated herein by reference.

          (i) Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC
                - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (ii) Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC
                - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

          (iii) Amended Schedule A to Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

          (iv) Amended Schedule B to the Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

          (v) Amended Schedule A to Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (vi) Amended Schedule B to Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (vii) Amended Schedules A and B, dated April 28, 2006, to the Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on April 27, 2006, and incorporated herein by reference.

     (b) Termination Letter dated September 28, 2004 to the Sub-Administration Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Investors Bank & Trust Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

     (c) License Agreement between Aetna and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997, and incorporated herein by reference.

     (d)  Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.
          - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (i) Termination Letter, dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A

                Registration Statement on April 1, 2005, and incorporated herein by reference.

          (ii) Acceptance Letter between ING Partners, Inc. and DST Systems, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (iii) Amended and Restated Exhibit A, dated April 28, 2006, with respect to the Agency Agreement - Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on April 27, 2006, and incorporated herein by reference.

     (e) Termination letter dated September 28, 2004 to the Securities Lending Agency Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Investors Bank and Trust Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

     (f) Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (i) Amended Exhibit A, April 28, 2006, to the Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on April 27, 2006, and incorporated herein by reference.

     (g) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ING Insurance Company of America (formerly Aetna Insurance Company of America) effective December 5, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective March 5, 2002
                - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

          (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective May 1, 2003 - Filed as an

                Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

          (iii) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (iv) Form of, Amendment to the Fund Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (v) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

     (h) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

          (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company effective September 1, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

          (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

          (iii) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company,

                ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

          (iv) Form of Amendment to Fund Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

     (i) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company dated December 7, 2005
          - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

     (j) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC), effective November 28, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant' Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, and ING Financial Advisers, LLC, effective March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

          (iii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (iv) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (v) Form of, Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (vi) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

     (h) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ReliaStar Life Insurance Company, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and ReliaStar Life Insurance Company, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and ReliaStar Life Insurance Company, effective October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (iii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and ReliaStar Life Insurance Company, effective May 1, 2003
                - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

          (iv) Amendment, effective May 1, 2003, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and ReliaStar Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (v) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ReliaStar Life

                Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (vi) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Life Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

     (i) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ReliaStar Life Insurance Company of New York, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and ReliaStar Life Insurance Company of New York, effective March 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002, and incorporated herein by reference.

          (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and ReliaStar Life Insurance Company, of New York effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

          (iii) Amendment to Participation Agreement, dated November 1, 2004, among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Life Insurance Company of New York - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005, and incorporated herein by reference.

          (iv) Form of, Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC and ReliaStar Life Insurance Company of New York. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (v) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Life Insurance Company dated December

                    7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (j) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2002
               - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (iii) Form of, Amendment to Participation Agreement among ING
                     Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC and Security Life of Denver Insurance Company. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

               (iv) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (k) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Form of Amendment among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company dated November 1, 2004
                     - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (iii) Form of Amendment to Participation Agreement among ING
                     Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (l) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ReliaStar Life Insurance Company of New York, Service Class Shares, dated December 6, 2001
               - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Service Class Shares, effective March 13, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (iii) Amendment, dated May 1, 2003, to Shareholding Servicing
                     Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

               (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Service Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (m) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ReliaStar Life Insurance Company of New York, Adviser Class Shares, dated December 6, 2001
               - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Adviser Class Shares, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (iii) Amendment, dated November 1, 2004, to Shareholder Servicing
                     Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Adviser Shares - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

               (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Advisor Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (n) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ReliaStar Life Insurance Company, Service Class Shares, dated December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Service Class Shares, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (iii) Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and ReliaStar Life Insurance Company, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004, and incorporated herein by reference.

               (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (v) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Advisor Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (o) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ReliaStar Life Insurance Company, Adviser Class Shares, dated December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Adviser Class Shares, dated March 26, 2002 - Filed as and Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (iii) Amendment, dated November 1, 2004, to Shareholder Servicing
                     Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

               (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Advisor Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (p) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Service Class Shares, effective November 27, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (iii) Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (q) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Adviser Class Shares, effective November 27, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (iii) Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004, and incorporated herein by reference.

               (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (v) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (r) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Service Class Shares, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (iii) Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (s) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Adviser Class Shares, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (iii) Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (t) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Service Class Shares, effective January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005, and incorporated herein by reference.

               (iii) Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and ING USA Annuity and Life Insurance Company, Service Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (u) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Adviser Class Shares, effective January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.

               (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser

                     Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004, and incorporated herein by reference.

               (iii) Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

               (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING USA Annuity and Life Insurance Company, Adviser Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005, and incorporated herein by reference.

          (v) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ING USA Annuity and Life Insurance Company, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (w) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (x) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance And Annuity Company, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (y) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (z) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005, and incorporated herein by reference.

          (aa) Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

          (bb) Service Agreement between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company effective December 6, 2001 - Filed as an

               Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

          (cc) Service Agreement between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

          (dd) Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002
               - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

          (ee) Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004, and incorporated herein by reference.

(14) Consent of independent auditors - Filed herewith

(15) Not applicable.

(16) Powers of Attorney - Filed herewith.

(17) Not applicable.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 3rd day of October, 2006.

                                        ING PARTNERS INC.


                                        By: /s/ Huey P. Falgout, Jr.
                                            ------------------------------------
                                            Huey P. Falgout, Jr.
                                            Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              SIGNATURE                               TITLE                       DATE
-------------------------------------   ---------------------------------   ---------------


-------------------------------------     President and Chief Executive     October 3, 2006
James M. Hennessy*                                   Officer


-------------------------------------         Senior Vice President,        October 3, 2006
Todd Modic*                             Chief/Principal Financial Officer


-------------------------------------           Chairman/Director           October 3, 2006
Jock Patton*


-------------------------------------                Director               October 3, 2006
John V. Boyer*


-------------------------------------                Director               October 3, 2006
Patricia W. Chadwick*


-------------------------------------                Director               October 3, 2006
J. Michael Earley*


-------------------------------------                Director               October 3, 2006
R. Barbara Gitenstein*


-------------------------------------                Director               October 3, 2006
Patrick W. Kenny*


-------------------------------------                Director               October 3, 2006
Walter H. May*


-------------------------------------                Director               October 3, 2006
Sheryl K. Pressler*


-------------------------------------                Director               October 3, 2006
David W.C. Putnam*



-------------------------------------                Director               October 3, 2006
John G. Turner*


-------------------------------------                Director               October 3, 2006
Roger B. Vincent*


*By: /s/ Huey P. Falgout, Jr.
     --------------------------------
     Huey P. Falgout, Jr.
     Attorney-in-Fact**

**   Executed pursuant to powers of attorney filed in this Registration
     Statement.

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization by and between ING Partners, Inc., on behalf of ING Neuberger Berman Partners Portfolio and ING Investors Trust on behalf of ING Eagle Asset Capital Appreciation Portfolio

(11) Opinion and Consent of Counsel

(14) Consent of Independent Auditors

(16) Powers of Attorney